UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ACADIA HEALTHCARE COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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6100 TOWER CIRCLE, SUITE 1000

FRANKLIN, TENNESSEE 37067

April 8, 2016

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Acadia Healthcare Company, Inc., to be held on Thursday, May 19, 2016, at 9:30 a.m. (Central Time), at our executive offices located at 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067. The matters to be acted upon at the Annual Meeting are more fully described in the accompanying Proxy Statement and related materials.

In accordance with rules adopted by the Securities and Exchange Commission, we are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the Proxy Statement and our 2015 Annual Report to Stockholders. The Notice of Internet Availability of Proxy Materials contains instructions on how stockholders can access the proxy documents over the internet as well as how stockholders can receive a paper copy of our proxy materials, including the Proxy Statement, the 2015 Annual Report to Stockholders and a form of proxy card.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by proxy as soon as possible by following the instructions located in the Notice of Internet Availability of Proxy Materials sent to you or in the Proxy Statement. If you attend the Annual Meeting, you may withdraw your proxy and vote your shares personally.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Joey A. Jacobs
Chairman, Director and Chief Executive Officer

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD

AS PROMPTLY AS POSSIBLE.

6100 TOWER CIRCLE, SUITE 1000

FRANKLIN, TENNESSEE 37067

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 19, 2016

TO OUR STOCKHOLDERS:

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Acadia Healthcare Company, Inc. will be held on Thursday, May 19, 2016, at 9:30 a.m. (Central Time), at our executive offices located at 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067, for the following purposes:

(1)	To elect three nominees as Class II directors;

(2)	To approve an amendment to the Acadia Healthcare Company, Inc. Incentive Compensation Plan;

(3)	To approve, on a non-binding advisory basis, the compensation of our named executive officers;

(4)	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

(5)	To consider and act on a stockholder proposal to adopt a majority voting standard in uncontested director elections, if properly presented at the meeting;

(6)	To consider and act on a stockholder proposal relating to sustainability reporting, if properly presented at the meeting; and

(7)	To transact any other business that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The matters to be acted upon at the Annual Meeting are more fully described in the Proxy Statement and related materials. Please read the materials carefully.

The Board of Directors has fixed the close of business on March 24, 2016 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Dated: April 8, 2016	By order of the Board of Directors,

Joey A. Jacobs
Chairman, Director and Chief Executive Officer

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

6100 TOWER CIRCLE, SUITE 1000

FRANKLIN, TENNESSEE 37067

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Acadia Healthcare Company, Inc. (the “Company”) of proxies to be voted at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at our executive offices located at 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067, on Thursday, May 19, 2016, at 9:30 a.m. (Central Time), for the purposes set forth in the accompanying notice, and at any adjournments or postponements thereof. This Proxy Statement and the accompanying proxy are first being mailed or made available to stockholders on or about April 8, 2016.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

The close of business on March 24, 2016 has been fixed as the record date for the determination of stockholders entitled to vote at the Annual Meeting. As of such date, we had 180,000,000 authorized shares of common stock, $0.01 par value per share (“Common Stock”), of which 87,450,218 shares were outstanding and entitled to vote, and 10,000,000 authorized shares of preferred stock, $0.01 par value per share, of which no shares were outstanding. Common Stock is our only outstanding class of voting stock. Each share of Common Stock will have one vote on each matter to be voted upon at the Annual Meeting.

Quorum Requirements

A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, is required to constitute a quorum. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Annual Meeting. If a quorum is not present at the time of the Annual Meeting, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the Annual Meeting until a quorum shall be present or represented by proxy. The Annual Meeting may be adjourned from time to time, whether or not a quorum is present, by the affirmative vote of a majority of the votes present and entitled to be cast at the Annual Meeting.

Voting Procedures

Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee, as the beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. If you hold shares in street name, you must vote by giving instructions to your broker or nominee. You should follow the voting instructions on any form that you receive from your broker or nominee. The availability of telephone and Internet voting for shares held in street name will depend on your broker’s or nominee’s voting process. Please refer to the instructions in the materials provided in the Notice of Internet Availability of Proxy Materials or proxy card provided to you for information on the available voting methods.

If a proxy is properly given prior to or at the Annual Meeting and not properly revoked, it will be voted in accordance with the instructions, if any, given by the stockholder. Subject to the requirements described below, if no instructions are given, each proxy will be voted:

•	FOR the election as directors of the nominees described in this Proxy Statement;

•	FOR the approval of an amendment to the Acadia Healthcare Company, Inc. Incentive Compensation Plan (the “Incentive Plan”);

•	FOR the approval, on a non-binding advisory basis, of the compensation of our executive officers named in the section below entitled “EXECUTIVE COMPENSATION – Summary Compensation Table” (the “Named Executive Officers”);

•	FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

•	AGAINST the stockholder proposal relating to the adoption of a majority voting standard in uncontested director elections;

•	AGAINST the stockholder proposal relating to sustainability reporting; and

•	In accordance with the recommendation of the Board on any other proposal that may properly come before the Annual Meeting or any adjournment thereof.

The persons named as proxies were selected by our Board of Directors.

Without your instructions, your broker or nominee is permitted to use its own discretion and vote your shares on certain routine matters (such as Proposal 4), but is not permitted to use its discretion and vote your shares on non-routine matters (such as Proposals 1, 2, 3, 5 and 6). We urge you to give voting instructions to your broker or nominee on all proposals. Shares that are not permitted to be voted by your broker or nominee are called “broker non-votes.” Broker non-votes are not considered votes for or against a proposal and, therefore, will have no direct impact on any proposal.

Stockholders who give proxies have the right to revoke them at any time before they are voted by delivering a written request to Christopher L. Howard, Esq., Executive Vice President, General Counsel and Secretary, at 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067, prior to the Annual Meeting or by submitting another proxy at a later date. The giving of the proxy will not affect the right of a stockholder to attend the Annual Meeting and vote in person.

Miscellaneous

We will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares of Common Stock in their names or in the names of nominees for their expenses in forwarding the proxy materials to the beneficial owners of such shares. Certain of our directors, officers and employees may, without any additional compensation, solicit proxies in person or by telephone.

Our management is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting such proxies subject to the direction of our Board of Directors.

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

Our Amended and Restated Certificate of Incorporation provides that our Board of Directors shall be divided into three classes. All classes of directors have three-year terms. The terms of our Class II directors expire at the Annual Meeting.

In connection with the consummation of our acquisition of PHC, Inc. (“PHC”) on November 1, 2011, we entered into a stockholders agreement (the “Former Stockholders Agreement”) with certain members of our current and former management and Waud Capital Partners, L.L.C. and certain of its affiliates (collectively, “WCP”). Certain of our directors were designated in accordance with the Former Stockholders Agreement. See “CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS – Stockholders Agreement” for additional information.

In connection with our acquisition of CRC Health Group, Inc. (“CRC”), we entered into an amended and restated stockholders agreement (the “New Stockholders Agreement”) with certain members of our current and former management (the “Management Investors”), WCP and investment funds affiliated with Bain Capital Partners, LLC (collectively, “Bain Capital”). The New Stockholders Agreement amended and replaced the Former Stockholders Agreement and became effective on February 11, 2015 in connection with the closing of our acquisition of CRC.

The New Stockholders Agreement grants WCP the right to designate, following the expiration of the current term of the Class II directors designated by WCP at the Annual Meeting, one nominee for election to our Board of Directors for one additional three-year term. See “CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS – Stockholders Agreement” for additional information. The merger agreement related to our acquisition of CRC (the “CRC Merger Agreement”) provided that Christopher R. Gordon, a designee of Bain Capital, be appointed to our Board of Directors as a Class III director at the effective time of the merger.

Our Board of Directors has nominated the individuals named below under the caption “Class II Nominees” for election as directors to serve until the annual meeting of stockholders in 2019 and their successors have been elected and take office or until their earlier death, resignation or removal. Each nominee has consented to be a candidate and to serve if elected. Proxies cannot be voted for a greater number of persons than the nominees named. In connection with the expiration of the current term of the Class II directors and WCP’s right to designate one director following the Annual Meeting, we plan to reduce the size of the Board from ten to nine members effective at the Annual Meeting.

Qualification of Directors

As described below, our Board of Directors is composed of individuals from differing backgrounds and experiences. We believe that each of our directors possesses unique qualifications, skills and attributes that complement the performance of the full Board. The experience that each has obtained from his professional background, as set forth below, has qualified him to serve on our Board of Directors.

Class II Nominees

The following table shows the names, ages and principal occupations of each of the nominees designated by our Board of Directors to become directors and the year in which each nominee was first appointed or elected to the Board of Directors:

Name	Age	Principal Occupation/Other Directorships	Director Since

William F. Grieco	62	Since 2008, Mr. Grieco has served as the Managing Director of Arcadia Strategies, LLC, a legal and business consulting organization servicing healthcare, science and technology companies. From 2003 to 2008, he served as Senior Vice President and General Counsel of American Science and Engineering, Inc., an x-ray inspection technology company. From 2001 to 2002, he served as Senior Vice President and General Counsel of IDX Systems Corporation, a healthcare information technology company. Previously, from 1995 to 1999, he was Senior Vice President and General Counsel for Fresenius Medical Care North America, a dialysis service and products company. Prior to that, Mr. Grieco was a partner in the Healthcare Department at Choate, Hall & Stewart, a general service law firm. Mr. Grieco previously served on the board of directors of PHC. Our Board believes that Mr. Grieco is qualified to serve as a director because of, among other things, his extensive knowledge of and experience in the healthcare industry and his general business and financial acumen. Mr. Grieco was previously designated as a director by Bruce A. Shear.	2011

Joey A. Jacobs	62	Mr. Jacobs serves as the Chairman of our Board and as our Chief Executive Officer. Mr. Jacobs has extensive experience in the behavioral health industry. Prior to joining the Company in 2011, he co-founded Psychiatric Solutions, Inc., a behavioral healthcare company (“PSI”) and served as Chairman, President and Chief Executive Officer of PSI from April 1997 to November 2010. Prior to founding PSI, Mr. Jacobs served for 21 years in various capacities with Hospital Corporation of America (“HCA”), most recently as President of the Tennessee Division. Mr. Jacobs serves on the board of directors of AmSurg Corp. (NASDAQ: AMSG), Cumberland Pharmaceuticals, Inc. (NASDAQ: CPIX) and Mental Health Management, Inc. Our Board believes that Mr. Jacobs is qualified to serve as a director because of, among other things, his 39 years of experience in the healthcare industry and his general business and financial acumen.	2011

Reeve B. Waud	52	Mr. Waud formed WCP in 1993 and has served as the Managing Partner of WCP since that time. Prior to founding WCP, Mr. Waud was an investment professional at Golder, Thoma, Cressey, Rauner, Inc. (“GTCR”), a private equity investment group based in Chicago. Before joining GTCR, Mr. Waud was in the Corporate Finance Group of Salomon Brothers Inc and was a founding member of its Venture Capital Group. He serves on the board of directors of Northwestern Memorial Foundation, which provides philanthropic support for Northwestern Memorial HealthCare (“NMHC”) through fundraising and grant-making. He is also a member of the NMHC Finance Committee. He is a trustee of St. Paul’s School in Concord, New Hampshire and is a member of the Executive Committee and chairman of the Audit Committee of the John G. Shedd Aquarium. He serves on the Board of Directors of The Economic Club of Chicago, and he is a member of the Commonwealth Club of Chicago and the	2005

Name	Age	Principal Occupation/Other Directorships	Director Since
Chicago Crime Commission. In addition, he is a member of the Illinois State Police Merit Board which has oversight responsibility for the Illinois State Police. Our Board believes that Mr. Waud is qualified to serve as a director because of, among other things, his extensive knowledge of and experience in the healthcare industry and his general business and financial acumen. Mr. Waud was designated as a director by WCP and currently serves as the Lead Director of the Board.

Required Vote

Directors are elected by a plurality of the votes cast by the holders of the shares of Common Stock entitled to vote in the election at a meeting at which a quorum is present. Our Amended and Restated Certificate of Incorporation does not provide for cumulative voting, and, accordingly, the stockholders do not have cumulative voting rights with respect to the election of directors. Consequently, each stockholder may cast one vote per share of Common Stock held of record for each nominee. An abstention may not be specified with respect to the election of Class II nominees. Broker non-votes will have no effect on the outcome of the election. Unless a proxy specifies otherwise, or results in a broker non-vote because of the failure to execute or return the proxy to a broker with instructions, the persons named in the proxy will vote the shares covered thereby FOR the nominees designated by our Board of Directors. If a nominee becomes unavailable for election, shares covered by a proxy will be voted for a substitute nominee selected by our Board of Directors.

The Board of Directors recommends that the stockholders vote FOR each of the Class II nominees.

Continuing Directors

Each of the persons named below will continue to serve as a director until the annual meeting of stockholders in the year indicated and a successor is elected and takes office or until his earlier death, resignation or removal. Stockholders are not voting on the election of the Class I directors or Class III directors. The following table shows the names, ages, principal occupations and other directorships of each continuing director and the year in which each was first appointed or elected to our Board or that of our predecessor, Acadia Healthcare Company, LLC:

Name	Age	Principal Occupation/Other Directorships	Director Since

Class III Term Expiring in 2017

Christopher R. Gordon	43	Mr. Gordon has been a Managing Director of Bain Capital Partners, LLC (“BCP”) since 2009. Prior to joining BCP, Mr. Gordon was a consultant at Bain & Company, Inc. Mr. Gordon currently serves as a director of Air Medical Group Holdings, Inc., Beacon Health Options, Physio Control, Inc., Quintiles Transnational Corporation and Grupo Notre Dame Intermedica. Mr. Gordon also serves on the board of directors for Year Up – Boston, the Boston Medical Center Foundation Board, the Boston Medical Center Health Plan Board and serves as a Trustee of the Dana Farber Cancer Center. Our Board believes that Mr. Gordon is qualified to serve as a director due to, among other things, his experience in the healthcare industry and his general business and financial acumen. Mr. Gordon was designated as a director by Bain Capital.	2015

Wade D. Miquelon	51	Mr. Miquelon is the Chief Executive Officer and founder of WadeIn, a business advisory and investment holding company. He previously served as Chief Financial Officer, Executive Vice President and President International for Walgreen Co. (“Walgreens”) from June 2008 to August of 2014. From 2006 to 2008, he was Executive Vice President and Chief Financial Officer at Tyson Foods, Inc. From 1989 to 2006, Mr. Miquelon served Procter and Gamble (“P&G”) in a number of positions of increasing responsibility, most recently for three years as Vice President of Finance, Western Europe based in Geneva, Switzerland. Prior to that, Mr. Miquelon was P&G’s head of Finance and Accounting for AAI (ASEAN, Australasia and India) based out of Singapore. Mr. Miquelon had multiple other roles at P&G including Chief Financial Officer for Thailand and Indochina, co-founder of the corporate venture capital fund, and various roles in corporate treasury, mergers and acquisitions and line finance. Mr. Miquelon has founded multiple businesses including Emmperative, an enterprise software marketing company. He currently serves on the Board and audit committee of the John G. Shedd Aquarium in Chicago. Our Board believes that Mr. Miquelon is qualified to serve as a director because of, among other things, his extensive knowledge and background in public accounting and finance.	2012

William M. Petrie, M.D.	69	Dr. Petrie is Professor of Clinical Psychiatry in the Department of Psychiatry at the Vanderbilt University School of Medicine, where he has served for more than 20 years. He is also Director, Vanderbilt Senior Assessment Clinic in the Department of Psychiatry at the Vanderbilt University School of Medicine. Previously, Dr. Petrie served as President and Co-Director of Research at Psychiatric	2012

Name	Age	Principal Occupation/Other Directorships	Director Since
		Consultants, P.C., a leading psychiatry practice in Nashville, Tennessee, and Chairman, Department of Psychiatry, Parthenon Pavilion at Centennial Medical Center. Dr. Petrie served as a director for PSI from September 2004 until November 2010. Our Board believes that Dr. Petrie is qualified to serve as a director because of, among other things, his extensive healthcare experience, particularly in the psychiatric and behavioral healthcare fields.

Bruce A. Shear	61	Mr. Shear serves as the Executive Vice Chairman of the Company. Prior to joining the Company in 2011, Mr. Shear served as President, Chief Executive Officer and a director of PHC beginning in 1980 and Treasurer of PHC from September 1993 until February 1996. From 1976 to 1980, he served as Vice President, Financial Affairs, of PHC. Our Board believes that Mr. Shear is qualified to serve as a director because of, among other things, his extensive knowledge of and experience in the healthcare industry and his knowledge of PHC.	2011

Class I Term Expiring in 2018

E. Perot Bissell	56	Mr. Bissell is the Chairman and Chief Executive Officer of Next Generation Energy Logistics, LLC, an energy logistics development company. Mr. Bissell previously served as the Vice Chairman of Pilot Logistics Services, a provider of drilling and exploration support services, from September 2012 until July 2013. From 2006 to 2012, he served as Chief Executive Officer for Maxum Petroleum, Inc., an independent energy logistics company. Prior to that, Mr. Bissell was a Partner of Northwest Capital Appreciation, Inc., a merchant banking and private equity firm, and before that, the Co-Managing Partner and Chief Financial Officer of SLP Capital, a specialty finance company. Mr. Bissell also serves on a number of charitable boards. Our Board believes that Mr. Bissell is qualified to serve as a director because of, among other things, his extensive corporate finance background and his general business and financial acumen. Mr. Bissell was previously designated as a director by WCP.	2013

Hartley R. Rogers	56	Mr. Rogers is the Chairman of Hamilton Lane Advisors, a global private equity investment firm. Prior to joining Hamilton Lane in 2004, Mr. Rogers was a Managing Director in the Private Equity Division at Credit Suisse First Boston. In that capacity, he served as a senior partner and member of the Investment Committee of DLJ Merchant Banking Partners III, a private equity fund, and as a co-head of CSFB Equity Partners, a private equity fund. Prior to joining Credit Suisse in 1997, Mr. Rogers was a Managing Director at Morgan Stanley & Co., where he was the President of the General Partners of the Princes Gate Investors family of private equity funds and Head of the Morgan Stanley Bridge Fund. A graduate of Harvard College and Harvard Business School, Mr. Rogers worked at Morgan Stanley at various times and in various capacities from 1981 to 1997. Mr. Rogers has served on the board of directors of various private companies including Hamilton Lane Advisors and currently serves on the board of the Green Vale School. Our Board believes that Mr. Rogers is qualified to serve as a director because of, among other things, his extensive finance background and his general business and financial acumen.	2013

PROPOSAL 2: APPROVAL OF AMENDMENT TO INCENTIVE COMPENSATION PLAN

Background

The Acadia Healthcare Company, Inc. Incentive Compensation Plan currently in effect provides for grants of stock options, stock appreciation rights, restricted stock and other stock-based and cash-based awards. Directors, officers and other employees of the Company and its subsidiaries, as well as other persons performing consulting or advisory services for the Company, are eligible for grants under the Incentive Plan. The purpose of the Incentive Plan is to provide incentives that will attract, retain and motivate high performing officers, directors, employees and consultants by providing them with a proprietary interest in our long-term success or compensation based on their performance in fulfilling their responsibilities to the Company.

As of March 24, 2016, there were outstanding under the Incentive Plan: (i) options to purchase 941,043 shares of Common Stock with a weighted-average exercise price of $47.88 and a weighted-average remaining term of 8.2 years; (ii) 919,661 shares of unvested restricted stock and (iii) 273,599 unvested restricted stock units. As of March 24, 2016, there were 1,261,194 shares of our Common Stock available for issuance under the Incentive Plan.

As of March 24, 2016, there were also outstanding options to purchase 25,000 shares of Common Stock with a weighted-average exercise price of $8.20 and a weighted-average remaining term of 2.7 years under the PHC, Inc. 2004 Non-Employee Director Stock Option Plan (the “PHC Plan”). On November 1, 2011, we issued options to purchase shares of our Common Stock as replacements for PHC, Inc. options. No additional shares are available for issuance under the PHC Plan. The Incentive Plan and the PHC Plan are the Company’s only equity compensation plans.

A consolidated summary of information about all of the Company’s equity compensation plans (consisting of the Incentive Plan and the PHC Plan) as of March 24, 2016 follows:

Total Stock Options Outstanding	966,043
Total Unvested Restricted Stock Outstanding	919,661
Total Unvested Restricted Stock Units Outstanding	273,599
Total Common Stock Outstanding	87,450,218
Weighted-Average Exercise Price of Stock Options Outstanding	$46.85
Weighted-Average Remaining Duration of Stock Options Outstanding	8.1
Total Shares Available for Grant under All Equity Compensation Plans	1,261,194

The closing price of a share of our Common Stock on The NASDAQ Global Select Market on March 24, 2016 was $53.56.

Proposal

In April 2016, the Compensation Committee and the Board of Directors approved and adopted an amendment to the Incentive Plan (the “Amendment”), subject to stockholder approval. If approved, the Amendment will increase the aggregate number of shares of our Common Stock which may be issued or used for purposes of awards granted under the Incentive Plan by 3,500,000 shares, which would increase the aggregate number of shares available for issuance or use under the Incentive Plan from 4,700,000 shares to 8,200,000 shares. In addition, the Amendment includes revisions to clarify the Incentive Plan prohibitions on repricing of options and stock appreciation rights (“SARs”) (including the cash buyout of underwater options and SARs). The Incentive Plan is not being amended in any other respect. Stockholders are being asked to approve the Amendment at the Annual Meeting. The full text of the Amendment is included in Appendix A to this Proxy Statement.

Description of the Incentive Plan

Set forth below is a summary of the material terms of the Incentive Plan. The summary is qualified in its entirety by reference to the full text of the Incentive Plan, which is included in Appendix B to this Proxy Statement, and by the full text of the Amendment, which is included in Appendix A to this Proxy Statement.

Administration. The Incentive Plan is administered by the Compensation Committee. Under the Incentive Plan, the Compensation Committee has the power to:

•	Grant awards under the Incentive Plan and determine the recipients, type of awards, form, amount and other terms and conditions of awards, including the number of shares of Common Stock in each award;

•	Clarify, construe or resolve any ambiguity in any provision of the Incentive Plan or any award agreement;

•	Amend the terms of outstanding awards; and

•	Adopt such rules, forms, instruments and guidelines for administering the Incentive Plan as it deems necessary or proper.

Further, the Compensation Committee has full authority to:

•	Administer and interpret the Incentive Plan;

•	Make all other determinations in connection with the plan and the awards; and

•	Delegate authority under the plan to our executive officers.

Available Shares. On and after the effective date of the Amendment, the aggregate number of shares of our Common Stock which may be issued or used for reference purposes under the Incentive Plan or with respect to which awards may be granted may not exceed 8,200,000 shares. The number of shares available for issuance under the Incentive Plan may be subject to adjustment in the event of a reorganization, stock split, merger or similar change in the corporate structure or the number of outstanding shares of our Common Stock. In the event of any of these occurrences, we may make any adjustments we consider appropriate to, among other things, the number and kind of shares, options or other property available for issuance under the Incentive Plan or covered by grants previously made under the Incentive Plan. The shares available for issuance under the Incentive Plan may be either authorized and unissued shares of our Common Stock or shares of Common Stock held in or acquired for our treasury. In general, if awards under the Incentive Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such awards may again be available for the grant of awards under the Incentive Plan.

Maximum Awards. The maximum number of shares of our Common Stock subject to any performance award granted to any one participant during any fiscal year is 750,000 shares, provided that the maximum number of shares of our Common Stock for all performance awards granted to any one participant during any fiscal year is 1,500,000 shares. The maximum value of a cash payment made under a performance award with respect to any fiscal year is $10,000,000.

Eligibility for Participation. Members of our Board of Directors, as well as employees of, and consultants to, us or any of our subsidiaries and affiliates are eligible to receive awards under the Incentive Plan.

Award Agreement. Awards granted under the Incentive Plan will generally be evidenced by award agreements, which need not be identical, that provide additional terms, conditions, restrictions or limitations covering the grant of the award, including additional terms providing for the acceleration of exercisability or vesting of awards in the event of a change of control or conditions regarding the participant’s employment, as determined by the Compensation Committee.

Stock Options. The Compensation Committee may grant nonqualified stock options and incentive stock options to purchase shares of our Common Stock only to eligible employees. The Compensation Committee will determine the number of shares of our Common Stock subject to each option, the term of each option, which may not exceed ten years (or five years in the case of an incentive stock option granted to a 10% or greater stockholder), the exercise price, the vesting schedule (if any) and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of our Common Stock at the time of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such fair market value. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee at grant and the exercisability of such options may be accelerated by the Compensation Committee.

Stock Appreciation Rights. The Compensation Committee may grant SARs either with a stock option, which may be exercised only at such times and to the extent the related option is exercisable (a “Tandem SAR”), or independent of a stock option (a “Non-Tandem SAR”). A SAR is a right to receive a payment in shares of our Common Stock or cash, as determined by the Compensation Committee, equal in value to the excess of the fair market value of one share of our Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The term of each SAR may not exceed ten years. The exercise price per share covered by an SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of our Common Stock on the date of grant in the case of a Non-Tandem SAR. The Compensation Committee may also grant limited SARs, either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control, as defined in the Incentive Plan, or such other event as the Compensation Committee may designate at the time of grant or thereafter.

Restricted Stock. The Compensation Committee may award shares of restricted stock. Except as otherwise provided by the Compensation Committee upon the award of restricted stock, the recipient generally will have the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Compensation Committee may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period. Recipients of restricted stock will generally be required to enter into a restricted stock agreement with us that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse. If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Compensation Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulae or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding, or adjusting for, changes in accounting methods, corporate transactions, including dispositions and acquisitions, and other similar events or circumstances. Because Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) requires that performance awards be based upon objective performance measures, the performance goals for performance-based restricted stock will be based on one or more of the business criteria set forth in the Incentive Plan.

Other Stock-Based Awards. The Compensation Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards, including performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units under the Incentive Plan that are payable in cash or denominated or payable in or valued by shares of our Common Stock or factors that influence the value of such shares. The Compensation Committee may determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and a minimum vesting period. The performance goals for performance-based other stock-based awards will be based on one or more of the business criteria set forth in the Incentive Plan.

Other Cash-Based Awards. The Compensation Committee may grant awards payable in cash. Cash-based awards shall be in such form, and dependent on such conditions, as the Compensation Committee shall determine, including being subject to the satisfaction of vesting conditions or awarded purely as a bonus and not subject to restrictions or conditions. If a cash-based award is subject to vesting conditions, the Compensation Committee may accelerate the vesting of such award in its discretion.

Performance Awards. The Compensation Committee may grant a performance award to a participant payable upon the attainment of specific performance goals. The Compensation Committee may grant performance awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, as well as performance awards that are not intended to so qualify. If the performance award is payable in cash, it may be paid upon the attainment of the relevant performance goals either in cash or in shares of restricted stock, based on the then current fair market value of such shares, as determined by the Compensation Committee. Based on service, performance or other factors or criteria, the Compensation Committee may, at or after grant, accelerate the vesting of all or any part of any performance award.

Performance Goals. The Compensation Committee may grant awards of restricted stock, performance awards, and other stock-based awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code. To be performance-based compensation under Section 162(m), the payment or vesting of compensation must be conditioned on achievement of performance goals and must meet certain other conditions of Section 162(m). These awards may be granted, vest and be paid based on attainment of specified performance goals established by the Compensation Committee. These performance goals may be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following measures selected by the Compensation Committee:

•	Earnings per share;

•	Operating income;

•	Gross income;

•	Net income, before or after taxes;

•	Cash flow;

•	Gross profit;

•	Gross profit return on investment;

•	Gross margin return on investment;

•	Gross margin;

•	Operating margin;

•	Working capital;

•	Earnings before interest and taxes;

•	Earnings before interest, tax, depreciation and amortization;

•	Return on equity;
•	Return on assets;

•	Return on capital;

•	Return on invested capital;

•	Net revenues;

•	Gross revenues;

•	Revenue growth, as to either gross or net revenues;

•	Annual recurring net or gross revenues;

•	Recurring net or gross revenues;

•	License revenues;

•	Sales or market share;

•	Total stockholder return;

•	Economic value added;

•	The fair market value of a share of Common Stock;

•	Reduction in operating expenses;

•       Specified objectives with regard to limiting the level of increase in all or a portion of our bank debt or other long-term or short-term public or private debt or other similar financial obligations, which may be calculated net of cash balances and other offsets and adjustments as may be established by the Compensation Committee;

• The growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; or

• Other objective criteria determined by the Compensation Committee.

To the extent permitted by law, the Compensation Committee may also exclude the impact of an event or occurrence which the Compensation Committee determines should be appropriately excluded, such as:

•	Restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges;

•	An event either not directly related to our operations or not within the reasonable control of management; or

•	A change in tax law or accounting standards required by generally accepted accounting principles.

Performance goals may also be based on an individual participant’s performance, as determined by the Compensation Committee. In addition, all performance goals may be based upon the attainment of specified levels of our performance, or the performance of a subsidiary, division or other operational unit, under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m), the Compensation Committee may also designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Change in Control. In connection with a change in control, as defined in the Incentive Plan, the Compensation Committee may accelerate vesting of outstanding awards under the Incentive Plan. In addition, such awards may be, in the discretion of the Compensation Committee:

•	Assumed and continued or substituted in accordance with applicable law;

•	Purchased by us for an amount equal to the excess of the price of a share of our Common Stock paid in a change in control over the exercise price of the awards; or

•	Cancelled if the price of a share of our Common Stock paid in a change in control is less than the exercise price of the award.

The Compensation Committee may also provide for accelerated vesting or lapse of restrictions of an award at any time.

Stockholder Rights. Except as otherwise provided in the applicable award agreement and with respect to an award of restricted stock, a participant will have no rights as a stockholder with respect to shares of our Common Stock covered by any award until the participant becomes the record holder of such shares.

Amendment and Termination. Notwithstanding any other provision of the Incentive Plan, generally our Board of Directors may at any time amend any or all of the provisions of the Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Incentive Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant. As clarified in the Amendment, repricing of options and SARs (including the cash buyout of underwater options and SARs) without stockholder approval is prohibited.

Transferability. Awards granted under the Incentive Plan generally are nontransferable, other than by will or the laws of descent and distribution, except that the Compensation Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Recoupment of Awards. The Incentive Plan provides that awards granted under the Incentive Plan are subject to any right that we might have (i) under any recoupment policy or (ii) regarding the clawback of “incentive-based compensation” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under any applicable rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”).

Federal Income Tax Consequences

Under present federal income tax law, participants will generally realize ordinary income equal to the amount of a cash award under the Incentive Plan in the year of receipt. With respect to equity awards (other than options) under the Incentive Plan, participants will generally recognize ordinary income based on the market value of our Common Stock at the time it becomes vested or earned under an award; however, with respect to an award of restricted stock, participants can make an election under Section 83(b) of the Code to be taxed on the value of the Common Stock at the time the award is granted. In either case, the individual is also subject to capital gains treatment on the subsequent sale of the Common Stock acquired through an award. For this purpose, the individual’s basis in the Common Stock is its fair market value at the time the Common Stock subject to the award becomes vested. If an election under Section 83(b) is made, basis is determined at the time the Common Stock was transferred. With respect to nonqualified stock options, a participant will recognize ordinary income when the option is exercised, equal to the difference between the exercise price and the fair market value of our Common Stock at the time of exercise. A participant who exercises an incentive stock option generally will not recognize any ordinary income, provided the participant holds the Common Stock for at least two years.

We will generally be entitled to a corresponding federal income tax deduction at the time the participant recognizes ordinary income. However, Section 162(m) of the Code generally limits federal income tax deductions for compensation paid to a “covered employee” in any taxable year to $1 million. Covered employees generally include our Named Executive Officers other than our Chief Financial Officer. Compensation that qualifies as

“performance-based compensation” is excluded from this $1 million limit. Awards under the Incentive Plan are intended to qualify as “performance-based” compensation, and be fully deductible, under Section 162(m) of the Code.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to approve the Amendment. Under Delaware law, an abstention will have the same legal effect as a vote against approval of the Amendment, and broker non-votes will have no effect on the outcome of the approval of the Amendment.

The Board of Directors recommends that the stockholders vote FOR approval of the

Amendment to the Incentive Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2015 with respect to compensation plans (including individual compensation arrangements) under which shares of Common Stock are authorized for issuance:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(1)

Equity Compensation Plans Approved by Stockholders(2)	1,056,744	(3)	$42.52	1,921,673

Equity Compensation Plans Not Approved by Stockholders(4)	30,000		$8.24	—

Total	1,086,744		$41.57	1,921,673

(1)	Excludes shares to be issued upon exercise of outstanding options and vesting of outstanding restricted stock units.
(2)	Represents securities issued or available for issuance under the Incentive Plan.
(3)	Includes 392,000 shares that may be issued upon vesting of outstanding restricted stock units that vest over three years, assuming that maximum performance goals are attained in all three years.
(4)	Includes stock options issued pursuant to the PHC, Inc. 2004 Non-Employee Director Stock Option Plan. On November 1, 2011, we issued options to purchase shares of our Common Stock as replacements for PHC, Inc. options.

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as described below in the sections entitled “COMPENSATION DISCUSSION AND ANALYSIS” and “EXECUTIVE COMPENSATION.” Because your vote is advisory, it will not be binding on the Board of Directors or the Compensation Committee, override any decision made by the Board of Directors or the Compensation Committee or create or imply any additional fiduciary duty of the Board of Directors or the Compensation Committee. The Compensation Committee will, however, review the voting results and take them into consideration when making future decisions regarding executive compensation.

Our executive compensation program is vital to our ability to attract, motivate and retain a highly experienced team of executives. We believe that the program is structured in a manner that supports our company and our business objectives.

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, we are asking our stockholders to indicate their support for the compensation of our Named Executive Officers disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote FOR the following resolution at the Annual Meeting:

RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers as disclosed in the Company’s Proxy Statement for the 2016 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the sections entitled “COMPENSATION DISCUSSION AND ANALYSIS” and “EXECUTIVE COMPENSATION.”

Although the results of this advisory vote are not binding on the Board of Directors or the Compensation Committee, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

The Board of Directors recommends that stockholders vote FOR the resolution to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions. Although ratification is not required by our Bylaws or otherwise, our Board of Directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice.

Fees

The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended December 31, 2015 and 2014, and fees incurred for other services rendered by Ernst & Young LLP for such years:

	2015	2014
Audit Fees(1)	$3,529,064	$2,120,234
Audit-Related Fees(2)	61,995	379,909
Tax Fees(3)	1,702,925	1,074,500
All Other Fees(4)	—	40,000

Total Fees	$5,293,984	$3,614,643

(1)	Primarily for the audit of our annual financial statements and the review of our quarterly financial statements, services provided in connection with registration statements filed with the SEC and acquisition due diligence services.
(2)	Primarily for tax and financial due diligence related to acquisitions.
(3)	Primarily for tax compliance services and other tax planning and tax advice services.
(4)	Primarily for information technology internet security assessment services.

Pre-approval of Auditor Services

The charter of the Audit Committee provides that the Audit Committee must pre-approve all auditing and non-auditing services to be provided by our auditor. In addition, the Audit Committee shall have the sole authority to approve any compensation to our auditor for any approved audit or non-audit services. For 2015, all services provided by Ernst & Young LLP were pre-approved by the Audit Committee. All non-audit services were reviewed by the Audit Committee, and the Audit Committee concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Under Delaware law, an abstention will have the same legal effect as a vote against the ratification of Ernst & Young LLP, and broker non-votes will have no effect on the outcome of the ratification of the independent registered public accounting firm. If the appointment is not ratified, the matter will be referred to the Audit Committee for further review.

The Audit Committee and the Board of Directors recommend that the stockholders vote FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

PROPOSAL 5: STOCKHOLDER PROPOSAL TO ADOPT

A MAJORITY VOTING STANDARD IN UNCONTESTED DIRECTOR ELECTIONS

The Company has been advised that the California State Teachers’ Retirement System, 100 Waterfront Place, MS-04, West Sacramento, California 95605-2807 (“CalSTRS”) a beneficial owner of shares of the Company’s Common Stock having a market value in excess of $2,000, intends to submit the proposal set forth below at the Annual Meeting. Following SEC rules, we have reprinted the proposal and its supporting statement as it was submitted by CalSTRS. The Company is not responsible for the contents of the proposal and recommends that you vote AGAINST the stockholder proposal for the reasons set forth below in Statement of the Board of Directors in Opposition to Stockholder Proposal.

BE IT RESOLVED:

That the shareholders of Acadia Healthcare Company, Inc. hereby request that the Board of Directors initiate the appropriate process to amend the Company’s articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

SUPPORTING STATEMENT:

In order to provide shareholders a meaningful role in director elections, the Company’s current director election standard should be changed from a plurality vote standard to a majority vote standard. The majority vote standard is the most appropriate voting standard for director elections where only board nominated candidates are on the ballot, and it will establish a challenging vote standard for board nominees to improve the performance of individual directors and entire boards. Under the Company’s current voting system, a nominee for the board can be elected with as little as a single affirmative vote, because “withheld” votes have no legal effect. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be re-elected and continue to serve as a representative for the shareholders.

In response to strong shareholder support a substantial number of the nation’s leading companies have adopted a majority vote standard in company bylaws or articles of incorporation. In fact, more than 94% of the companies in the S&P 500 have adopted majority voting for uncontested elections. We believe the Company needs to join the growing list of companies that have already adopted this standard.

CalSTRS is a long-term shareholder of the Company and we believe that accountability is of upmost importance. We believe the plurality vote standard currently in place at the Company completely disenfranchises shareholders and makes the shareholder’s role in director elections meaningless. Majority voting in director elections will empower shareholders with the ability to remove poorly performing directors and increase the directors’ accountability to the owners of the Company, its shareholders. In addition, those directors who receive the majority support from shareholders will know they have the backing of the very shareholders they represent. We therefore ask you to join us in requesting that the Board of directors promptly adopt the majority vote standard for director elections.

Please vote FOR this proposal.

Statement of the Board of Directors in Opposition to Stockholder Proposal

We remain committed to strong corporate governance, and it is our fiduciary duty to act in the best interests of our stockholders. The proponent makes a one-size-fits-all argument with respect to director elections that is neither necessary nor appropriate for the Company. After careful consideration, we have determined that this stockholder proposal would not enhance stockholder value and would not be in the best interests of the Company or our stockholders. We therefore recommend that you vote AGAINST this proposal.

Our Current Process Elects Highly Qualified Directors

Adoption of a strict majority voting standard is unwarranted and unnecessary in our case because we have a strong corporate governance process designed to identify and propose director nominees who will best serve the interests of the Company and our stockholders. The Board of Directors maintains a Nominating and Governance Committee that consists entirely of independent directors, and all of the members of the Board of Directors, other than our Chairman and Chief Executive Officer and Executive Vice Chair, are independent. Under our policies, a stockholder can recommend to the Board a candidate for election to our Board of Directors. The Nominating and Governance Committee applies a rigorous set of criteria in identifying director nominees and has established procedures to consider and evaluate persons recommended by stockholders in the same manner as candidates recommended by our officers or directors.

As a result of governance practices, our stockholders have consistently elected, generally by strong majorities, highly qualified directors with a diverse set of experiences, qualifications, attributes and skills. Further, the proponent’s characterization of plurality voting, particularly the statement that a director may be elected by a single vote even if a substantial majority of the votes cast are “withheld”, is improbable - especially in light of our past voting results as the Company’s stockholders have a history of electing strong and independent directors.

The Board of Directors believes that a different voting standard would not enhance corporate governance or result in a more effective Board of Directors, because the Company is already proactive in improving our corporate governance and compensation policies. Specifically, the Company has taken the following actions:

•	Created the position of lead independent director;

•	Implemented stock ownership guidelines for the Board of Directors and executive officers;

•	Engaged a policy to prohibit hedging and pledging of the Company’s Common Stock by employees and directors;

•	Maintained an insider trading policy; and

•	Adopted a compensation clawback policy for executive officers.

Because our stockholders have a history of electing highly-qualified and independent directors using our current voting system and the Board of Directors has already taken significant steps to enhance our corporate governance, a change in the director election process is not necessary or appropriate for the Company.

The Stockholder Proposal May Adversely Impact Us

The majority voting standard suggested by the proponent creates the potential for “failed elections” in an uncontested election where a nominee does not receive a majority of the votes cast. Under Delaware law, a director serves until his or her successor is elected. A failed election would either result in the existing director continuing to serve as a holdover director or creating a vacancy for the Board of Directors to fill. It is possible that the Board of Directors could be faced with a potentially large number of vacancies at one time, which could adversely affect our ability to comply with applicable NASDAQ listing standards or federal securities law requirements regarding qualified Audit and Compensation Committees, the number of independent directors and financial experts. We do not believe such a result furthers stockholder democracy. By contrast, the plurality voting standard promotes stability in our governance processes by ensuring that a full slate of directors is elected at each annual meeting of stockholders and that we can remain in compliance with the applicable NASDAQ listing standards and federal securities laws.

The Board of Directors is also concerned that the majority voting standard sought by the proponent could result in undue influence of certain activist stockholders whose interests and agenda may differ from those of our stockholders generally. Implementation of majority voting provisions could empower special interest groups to promote “vote no” campaigns that are contrary to the best interests of all stockholders, forcing us to resort to expensive strategies to obtain the required vote. The end result would be increased spending for routine uncontested elections to the detriment of the majority of our stockholders. The potential for undue influence from activist stockholders is compounded by the NASDAQ’s broker non-vote rule and its implication with respect to a majority voting standard. The NASDAQ’s broker non-vote rule prohibits a broker from voting a customer’s shares in a director election when the stockholder customer has not provided specific voting instructions to the broker. Broker non-votes are not included in the number of shares cast in favor of a vote, making it more difficult for directors to achieve the majority support needed for elections.

As a Board of Directors, we strongly believe that a stringent majority voting policy, and the potential distraction that ensues therefrom, does not enhance the ability of our directors to act in the long-term best interests of the Company and our stockholders.

The Stockholder Proposal Creates Uncertainty

The legal community, stockholder advocates, governance experts, public companies and other groups continue to evaluate the consequences of majority voting. The Company is governed by Delaware corporate law, and, unless otherwise specified in a corporation’s charter, plurality voting in director elections is the Delaware standard. The rules governing plurality voting are well-established over many decades of experience and precedent, and we believe plurality voting is familiar to, and well understood by, stockholders. We do not believe that our interests, or our stockholders’ interests, would be best served by adopting majority voting at this time and abandoning a director election process that has served the Company well to date. If the need arises in the future with respect to either a particular vote or a series of votes in which one or more directors receives a particularly low percentage of votes cast, the Board of Directors will, of course, consider all available facts and take action that is most appropriate given these facts.

Required Vote

Approval of this stockholder proposal requires the affirmative vote of a majority of the shares of our Common Stock present at the annual meeting in person or by proxy and entitled to vote. If stockholders return a validly executed proxy solicited by the Board of Directors, the shares represented by the proxy will be voted on this proposal in the manner specified by the stockholder. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares shall be counted as abstentions. Under Delaware law, abstentions will have the same effect as a vote against the proposal.

The Board of Directors recommends a vote AGAINST the adoption of this stockholder proposal.

PROPOSAL 6: STOCKHOLDER PROPOSAL RELATING TO SUSTAINABILITY REPORTING

The Company has been advised that Calvert Investment Management, Inc., 4550 Montgomery Avenue, Bethesda, MD 20814 (“Calvert”) a beneficial owner of shares of the Company’s Common Stock having a market value in excess of $2,000, intends to submit the proposal set forth below at the Annual Meeting. Following SEC rules, we have reprinted the proposal and its supporting statement as it was submitted by Calvert. The Company is not responsible for the contents of the proposal and recommends that you vote AGAINST the stockholder proposal for the reasons set forth below in Statement of the Board of Directors in Opposition to Stockholder Proposal.

RESOLVED: Shareholders request that Acadia Healthcare Company prepare a sustainability report describing the company’s environmental, social and governance (ESG) risks and opportunities including patient and worker safety, privacy and security, environmental management, including energy and waste minimization, and supply-chain risks. The report, prepared at reasonable cost and omitting proprietary information, should be published by October 31, 2016.

SUPPORTING STATEMENT:

We believe tracking and reporting on ESG business practices make a company more responsive to a transforming business environment characterized by finite natural resources, changing legislation, concerns over healthcare and safety, and heightened public expectations for corporate accountability. Reporting also helps companies better integrate and gain strategic value from existing sustainability efforts, identify gaps and opportunities in products and processes, develop company-wide communications, publicize innovative practices and receive feedback.

Mainstream financial companies are continuing to recognize the links between environmental, social and governance (“ESG”) performance and shareholder value. As such, the availability of ESG performance data is growing through a wide range of data providers, such as Bloomberg. Also, investment firms like Goldman Sachs and Deutsche Asset Management are increasingly incorporating corporate social and environmental practices into their investment decisions.

The United Nations’ Principles for Responsible Investment has nearly 1,400 signatories who seek the integration of ESG factors in investment decision making. They collectively hold $59 trillion assets under management and require information on ESG factors to analyze fully the risks and opportunities associated with existing and potential investments.

We believe that disclosure of sustainability policies, programs and performance can help a company manage sustainability opportunities and risks and that such disclosure is increasingly becoming a competitive advantage. There are many opportunities to reduce the waste stream. Other high impact areas with opportunities for improvement include green cleaning, improving air quality for both staff and patients, water conservation and energy reduction, all of which offer further ways not only to improve sustainability but also cost saving measures. Patient safety, product marketing and quality of care, and quality of staff work life, are also areas of concern.

The report should include a company-wide review of policies, practices and metrics related to ESG performance using the GRI Index and checklist as a reference.

Statement of the Board of Directors in Opposition to Stockholder Proposal

We conduct our business in compliance with applicable law including environmental, health and safety regulations, and we work hard to be an exceptional employer, a good neighbor and a good citizen. The Board of Directors believes that we currently have in place policies and practices concerning social, environmental and governance issues that underscore our commitment to being a good citizen and that make the preparation of a report of the type being requested in the proponent’s resolution unnecessary. After careful consideration, we have determined that this stockholder proposal would not enhance stockholder value and we therefore recommend that you vote AGAINST this proposal.

We maintain an active Compliance Program and Code of Conduct intended to promote ethics and integrity while completing the mission of helping our clients attain their full potential by delivering quality behavioral healthcare services in a caring, supportive and financially responsible environment. As a responsible member of our community, Acadia believes it is important to maintain a safe environment. As required by our Code of Conduct, each employee is responsible for ensuring that all waste products, hazardous materials and other regulated items are stored, handled and disposed of in compliance with applicable laws and regulations. Employees are to immediately report any unsafe storage or improper disposal or release of a hazardous or toxic substance to their supervisor or department head and to the environmental compliance officer responsible for the facility.

While sustainability matters are important to our company, we believe that to prepare and issue a formal report of the type sought by the proponent, which it recommends be prepared with reference to the Global Reporting Initiative (“GRI”) Sustainability Reporting Guidelines, would require significant time and expense and produce little added benefit to our stockholders. GRI is an international organization, based in Europe, with offices in the United States and several other countries around the globe. We believe the GRI Guidelines are primarily relevant to much larger corporations, especially those with significant operations in developing countries. While we strive to conduct our business in a socially responsible manner, we do not believe that a report of the type requested by the proponent would provide meaningful benefit to management or useful information to our stockholders.

Moreover, the Board of Directors has concluded that preparing the requested sustainability report would distract our personnel from their most critical mission – fulfilling our key business objectives. Rather than adding staff, hiring consultants and spending the time and financial resources to develop a report that lacks an immediate and tangible return for our stockholders, we believe that our stockholders would benefit most directly by the continued focus of our financial, personnel and other resources on the core elements of our business strategy which include:

•	creating a world-class organization that sets the standard of excellence in the treatment of specialty behavioral health and addiction disorders;

•	creating behavioral health centers where people receive individualized and quality care that enables them to regain hope in a supportive, caring environment;

•	offering an enviable internal culture and environment that encourages and supports both professional and personal growth that our employees are proud of; and

•	developing partnerships with physicians, professionals, and payers within the communities we serve through the delivery of high quality specialty behavioral health services at affordable costs while always putting the patient first.

The Board of Directors is responsible to the stockholders of the Company as a whole. In keeping with this mandate and for the reasons set forth above, we believe that preparing a sustainability report as requested by the proponent would not provide useful information to our stockholders and would not be an efficient use of our financial and human resources. As such, we urge our stockholders to vote against it.

Required Vote

Approval of this stockholder proposal requires the affirmative vote of a majority of the shares of our Common Stock present at the annual meeting in person or by proxy and entitled to vote. If stockholders return a validly executed proxy solicited by the Board, the shares represented by the proxy will be voted on this proposal in the manner specified by the stockholder. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares shall be counted as abstentions. Under Delaware law, abstentions will have the same effect as a vote against the proposal.

The Board of Directors recommends a vote AGAINST the adoption of this stockholder proposal.

CORPORATE GOVERNANCE

Independence of the Board of Directors

Our Board annually reviews the independence of all of our directors and affirmatively makes a determination as to the independence of each director based on whether such director satisfies the definition of “independent director” as set forth in the applicable rules of The NASDAQ Stock Market. Our Board has determined that Messrs. Bissell, Gordon, Grieco, Miquelon, Rogers and Waud and Dr. Petrie are independent directors.

Code of Conduct and Code of Ethics for Senior Financial Officers

Our Board of Directors has adopted a Code of Conduct which is applicable to all of our officers, employees and directors, including our Chief Executive Officer, Chief Financial Officer, the principal accounting officer or controller and all persons performing similar functions (together, the “Senior Financial Officers”). In addition, our Board has adopted a Code of Ethics that applies to the Senior Financial Officers. Both the Code of Conduct and the Code of Ethics are available on our website at www.acadiahealthcare.com under the webpage “Investors – Corporate Governance.”

Committees of the Board of Directors

Our Board of Directors has established three standing committees – a Compensation Committee, an Audit Committee and a Nominating and Governance Committee, each of which is described below.

Compensation Committee

Our Board of Directors has appointed a Compensation Committee to assist it with executive compensation matters. The primary responsibilities and duties of the Compensation Committee are:

•	Reviewing and approving for the Chief Executive Officer and other executive officers (a) the annual base salary level, (b) bonus and other annual incentives, (c) equity compensation, (d) employment agreements, severance arrangements and change in control arrangements, and (e) any other benefits, compensation, compensation policies or arrangements;

•	Reviewing and making recommendations to the Board regarding the compensation policy for such other officers as directed by the Board;

•	Preparing a report to be included in the annual report or proxy statement that describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based; (b) the relationship of such compensation to our performance; and (c) the Compensation Committee’s executive compensation policies applicable to executive officers; and

•	Overseeing the administration and approval of our current equity-based compensation plans and making recommendations to our Board of Directors with respect to amendments to the plans, changes in the number of shares reserved for issuance thereunder and other equity-based compensation plans proposed for adoption.

The Compensation Committee is currently composed of Mr. Miquelon and Dr. Petrie, with Mr. Miquelon serving as Chairman. During 2015, the Compensation Committee held four meetings and took action by written consent five times. The Compensation Committee has a written charter that is available on our website at www.acadiahealthcare.com under the webpage “Investors – Corporate Governance.”

Audit Committee

Our Board of Directors has appointed an Audit Committee to assist it in fulfilling its oversight responsibilities for our financial reports, systems of internal control over financial reporting and accounting policies, procedures and practices. The primary responsibilities and duties of the Audit Committee are:

•	Appointing, retaining, evaluating and, when appropriate, replacing our independent registered public accounting firm, whose duty it is to audit our financial statements and our internal control over financial reporting for the fiscal year in which it is appointed;

•	Determining the compensation to be paid to our independent registered public accounting firm (subject to ratification by our stockholders) and, in its sole discretion, approving all audit and engagement fees and terms and pre-approve all auditing and non-auditing services of our independent registered public accounting firm;

•	Reviewing and discussing our system of internal control over financial reporting, audit procedures and the adequacy and effectiveness of our disclosure controls and procedures with management, our independent registered public accounting firm and our internal auditors;

•	Reviewing the internal audit function of the Company, including the independence of its reporting obligations and the adequacy of the internal audit budget and staffing;

•	Reviewing and discussing with management and our independent registered public accounting firm the audited financial statements to be included in our Annual Report on Form 10-K, the quarterly financial statements to be included in our Quarterly Reports on Form 10-Q, our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the selection, application and disclosure of critical accounting policies used in our financial statements;

•	Reviewing and discussing with management the Company’s major risk exposures with respect to the Company’s accounting and financial reporting policies and procedures;

•	Reviewing and discussing with management all existing related-party transactions and approving any proposed related-party transactions to ensure that they are in our best interest;

•	Reviewing and discussing with management the quarterly earnings press releases and financial information and earnings guidance provided to analysts and rating agencies;

•	Establishing and overseeing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•	Reviewing and reassessing the performance of the Audit Committee and the adequacy of the Audit Committee charter adopted by our Board of Directors and recommending proposed changes to the Board.

The Audit Committee is currently composed of Messrs. Bissell, Grieco and Rogers, with Mr. Grieco serving as Chairman. Our Board of Directors has determined that each of Messrs. Bissell, Grieco and Rogers is an “audit committee financial expert” as defined in rules promulgated by the SEC under the Exchange Act, and that each member of the Audit Committee meets the financial literacy requirements under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and rules and regulations of NASDAQ and the SEC. Our Board has determined that each of Messrs. Bissell, Grieco and Rogers satisfies the independence requirements for audit committee members set forth in the applicable rules of The NASDAQ Stock Market. The Audit Committee held five meetings during 2015. The Audit Committee has a written charter available on our website, www.acadiahealthcare.com under the webpage “Investors – Corporate Governance.”

Nominating and Governance Committee

Our Board of Directors has appointed a Nominating and Governance Committee (the “Nominating Committee”) to assist it with director nominations matters. The primary responsibilities and duties of the Nominating Committee are:

•	Identifying, recruiting and recommending individuals qualified to serve on the Board;

•	Reviewing the qualifications and performance of incumbent directors to determine whether to recommend them as nominees for re-election;

•	Reviewing and considering candidates who may be properly suggested by any director or executive office of the Company, or by any stockholder of the Company;

•	Periodically reviewing the composition of the Board, including size of the Board and the minimum qualifications for director nominees;

•	Reviewing the performance of members of the Board; and

•	Carrying out such other responsibilities delegated by the Board relating to the director nominations process and procedures.

The Nominating Committee is currently composed of Messrs. Bissell and Grieco and Dr. Petrie, with Mr. Bissell serving as Chairman. During 2015, the Nominating Committee held one meeting and took action by written consent one time. The Nominating Committee has a written charter available on our website, www.acadiahealthcare.com under the webpage “Investors – Corporate Governance.”

Meetings of our Board of Directors and Committees

During 2015, our Board of Directors held a total of five meetings and took action by written consent six times. Each director attended 75% or more of the meetings of our Board and the committees of our Board of Directors on which such director served.

Nomination of Directors

Nominations By the Nominating Committee

Directors may be nominated by our Nominating Committee, Board, executive officers or by our stockholders in accordance with our Bylaws, Amended and Restated Certificate of Incorporation, New Stockholders Agreement, applicable laws and any guidelines developed by Nominating Committee or the Board. The Nominating Committee is responsible for identifying individuals qualified to become members of the Board and its committees, and recommending candidates for the Board’s selection as director nominees for election at the annual or other properly convened meeting of the stockholders in accordance with our Bylaws and applicable laws and regulations. The Nominating Committee meets to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. The Nominating Committee considers each identified candidate’s qualifications, which include the nominee’s experience, business acumen, education, integrity, character, commitment, diligence, conflicts of interest and ability to exercise sound business judgment. While we have not established diversity standards for nominees, as a matter of practice, we generally seek nominees with a broad diversity of experience, professions, skills and backgrounds. We do not currently pay a fee to any third party to identify or assist in identifying or evaluating potential nominees.

Nominations By Our Stockholders

Our Bylaws govern stockholder nominations of directors. To make a director nomination at the 2017 annual meeting, a stockholder must deliver a written notice (containing certain information specified in our Bylaws as discussed below) to Christopher L. Howard, Esq., Executive Vice President, General Counsel and Secretary, at Acadia Healthcare Company, Inc., 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067 between the dates of January 19, 2017 and February 18, 2017. If the date of the 2017 annual meeting is more than 30 days before or more than 70 days after May 19, 2017, the stockholder’s notice must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.

To make a director nomination to be voted on at a special meeting of stockholders called for the purpose of electing directors, a stockholder must deliver written notice to our secretary at the address above no earlier than the close of business on the 120th day prior to such special meeting and no later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which we first publicly announce the date of the special meeting and the nominees proposed by the Board to be elected at such meeting. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet to have a stockholder proposal included in the Proxy Statement, which requirements are described in the section below entitled “GENERAL INFORMATION – Stockholder Proposals for 2017 Annual Meeting.”

For a stockholder nomination to be deemed proper, other than a nomination pursuant to the New Stockholders Agreement, the notice must contain certain information specified in our Bylaws, including information as to the director nominee(s) proposed by the stockholder, the name and address of the stockholder, the class and number of shares of our capital stock beneficially owned by the stockholder, a description of all arrangements or understandings between the stockholder and any other persons (including each proposed nominee(s) if applicable) in connection with the proposed nominations, and a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business or nominate the person(s) named in the notice.

Communicating with the Board

All stockholder communications with our Board of Directors should be directed to Christopher L. Howard, Esq., Executive Vice President, General Counsel and Secretary, at Acadia Healthcare Company, Inc., 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067, and should prominently indicate on the outside of the envelope that it is intended for our Board of Directors or for an individual director. Each communication intended for our Board of Directors and received by Mr. Howard will not be opened, but will be promptly forwarded unopened to the Chairman of the Audit Committee following its clearance through normal security procedures.

Attendance by Members of the Board of Directors at the Annual Meeting of Stockholders

We encourage each member of our Board of Directors to attend the annual meeting of stockholders. Each director, other than Messrs. Gordon and Rogers, attended the 2015 annual meeting of stockholders.

Board Leadership Structure

The Board believes that our Chief Executive Officer is best situated to serve as Chairman of our Board of Directors because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside our company and industry, while the Chief Executive Officer brings company-specific experience and expertise. Our Board of Directors believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance. Mr. Waud currently serves as Lead Director of the Board, with such rights and responsibilities as may be designated by the Board from time to time.

Risk Oversight

Our Board is responsible for overseeing our risk management process. The Board fulfills its responsibility by delegating many of these functions to its committees. Under its charter, the Audit Committee is responsible for meeting periodically with management to review our major financial risks and the steps management has taken to monitor and control such risks. The Audit Committee also oversees our financial reporting and internal controls and compliance programs.

The Board receives reports on risk management from our senior officers and from the Chairman of the Audit Committee. Also, our Executive Vice President, General Counsel and Secretary provides a summary of our outstanding litigation and any governmental investigations to our Board at each Board meeting. Additionally, our Board regularly engages in discussions of the most significant risks that we are facing and how these risks are being managed. Our Board of Directors believes that the work undertaken by the Audit Committee, together with the oversight provided by the full Board of Directors, enables the Board to oversee our risk management function effectively.

Non-Management Executive Sessions

We had eight independent directors in 2015, Messrs. Bissell, Gordon, Grieco, Lattner, Miquelon, Rogers and Waud and Dr. Petrie. During 2015, there were three executive sessions of the independent directors.

Compensation Committee Interlocks and Insider Participation

Since May 2014, the Compensation Committee has consisted of Mr. Miquelon and Dr. Petrie, neither of whom has at any time been one of our officers or employees. None of the members of the Compensation Committee had any relationship during 2015 requiring disclosure by us. None of our executive officers serves, or in the past year served, as a member of the board of directors or compensation committee of any entity that has or had one or more of its executive officers serving on our Board or Compensation Committee.

Policy on Reporting of Concerns Regarding Accounting Matters

The Audit Committee has adopted a policy on the reporting of concerns regarding accounting, internal accounting controls or auditing matters. We have established a compliance hotline called ValuesLine (800-500-0333), which is administered by a third party, as a hotline for the receipt, retention and treatment of complaints from employees or others regarding accounting, internal accounting controls and auditing matters. Information received through the hotline is conveyed directly to our Chief Compliance Officer. Complaints relating to accounting, internal accounting controls or auditing matters will then be directed to the Chairman of the Audit Committee. Any complaint may be made anonymously if the claimant so desires, and all claimants will be provided confidentiality in the handling of the complaint.

Procedure for Approval of Transactions with Related Persons

We have established policies and other procedures regarding approval of transactions between the Company and any employee, officer, director, and certain of their family members and other related persons, including those required to be reported under Item 404 of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). These policies and procedures are generally not in writing, but are evidenced by principles set forth in our Code of Conduct or adhered to by our Board. As set forth in the Audit Committee Charter, the Audit Committee reviews and approves all related person transactions after reviewing such transaction for potential conflicts of interests and improprieties. Accordingly, all such related person transactions are submitted to the Audit Committee for ongoing review and oversight. Generally speaking, we enter into related person transactions only on terms that we believe are at least as favorable to the Company as those that we could obtain from an unrelated third party. See the section below entitled “CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS” for additional information.

MANAGEMENT

Executive Officers

Below are the names and ages (as of April 8, 2016) of our executive officers and a brief account of the business experience of the executive officers who are not members of our Board.

Name	Age	Title
Joey A. Jacobs	62	Chairman and Chief Executive Officer
Ronald M. Fincher	62	Chief Operating Officer
Brent Turner	50	President
Christopher L. Howard	49	Executive Vice President, General Counsel and Secretary
David M. Duckworth	36	Chief Financial Officer
Bruce A. Shear	61	Executive Vice Chairman

The term of each executive officer runs until his or her successor is appointed and qualified, or until his or her earlier death, resignation or removal.

Ronald M. Fincher joined the Company in February 2011 and has served as our Chief Operating Officer since that time. Previously, Mr. Fincher served as PSI’s Chief Operating Officer from October 2008 to November 2010. As Chief Operating Officer of PSI, Mr. Fincher oversaw hospital operations for 95 facilities. Mr. Fincher served as PSI’s Division President from April 2003 to October 2008. As a Division President, Mr. Fincher was responsible for managing the operations of multiple inpatient behavioral healthcare facilities owned by PSI. Prior to joining PSI, Mr. Fincher served as a Regional Vice President of Universal Health Services, Inc. from 2000 until 2003.

Brent Turner joined the Company in February 2011 and served as Co-President from that time until April 2012, when he was named President. Previously, Mr. Turner served as the Executive Vice President, Finance and Administration of PSI from August 2005 to November 2010 and as the Vice President, Treasurer and Investor Relations of PSI from February 2003 to August 2005. From late 2008 through 2010, Mr. Turner also served as a Division President of PSI overseeing facilities in Texas, Illinois and Minnesota. From 1996 until January 2001, Mr. Turner was employed by Corrections Corporation of America, a prison operator, serving as Treasurer from 1998 to 2001. Mr. Turner serves on the board of directors of LHC Group, Inc. (NASDAQ: LHCG), Surgery Partners, Inc. (NASDAQ: SRGY) and the National Association of Psychiatric Health Systems (NAPHS).

Christopher L. Howard joined the Company in February 2011 and has served as our Executive Vice President, General Counsel and Secretary since that time. Before joining the Company, Mr. Howard served as PSI’s Executive Vice President, General Counsel and Secretary from September 2005 to November 2010. Prior to joining PSI, Mr. Howard was a partner at Waller Lansden Dortch & Davis, LLP, a law firm based in Nashville, Tennessee.

David M. Duckworth joined the Company as our Controller in April 2011 and became Chief Accounting Officer in January 2012 and Chief Financial Officer in July 2012. From May 2010 to April 2011, Mr. Duckworth served as Director of Finance at Emdeon Inc., a leading provider of revenue and payment cycle management and clinical information exchange solutions. Prior to joining Emdeon, Mr. Duckworth was a Manager with Ernst & Young LLP, which he joined in 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information with respect to ownership of our Common Stock as of March 24, 2016, by:

•	Each person who we know to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•	Each of our directors and nominees;

•	Each of our Named Executive Officers; and

•	All of our directors and executive officers as a group.

To our knowledge, unless otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned. All computations are based on 87,450,218 shares of Common Stock outstanding on March 24, 2016, unless otherwise indicated.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class
Waud Capital Partners, L.L.C.	9,372,172	(3)(4)	10.7%
Reeve B. Waud	9,372,172	(3)(4)	10.7%
Bain Capital Investors, LLC and related funds(5)	3,460,976		4.0%
T. Rowe Price Associates, Inc.(6)	9,619,017		11.0%
Wells Fargo & Company(7)	4,428,344		5.1%
Joey A. Jacobs(8)	951,895		1.1%
Ronald M. Fincher(9)	234,734		*
Brent Turner(10)	289,798		*
Christopher L. Howard(11)	218,955		*
David M. Duckworth(12)	37,341		*
Bruce A. Shear(13)	7,501		*
William F. Grieco(14)	63,421		*
Wade D. Miquelon(13)	18,926		*
William M. Petrie, M.D.(13)	10,647		*
E. Perot Bissell(13)	6,858		*
Kyle D. Lattner(3)(13)	4,001		*
Hartley R. Rogers(13)	6,858		*
Christopher R. Gordon(15)	3,453,813		3.9%
All directors and executive officers as a group (14 persons)(16)	15,033,951		17.2%

*	Less than 1%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Acadia Healthcare Company, Inc., 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067.

(2)	Under SEC rules, the number of shares shown as beneficially owned includes shares of Common Stock subject to options that currently are exercisable or will be exercisable within 60 days of March 24, 2016. Such shares are deemed to be outstanding for the purpose of computing the “percent of class” for that individual, but are not deemed outstanding for the purpose of computing the percentage of any other person.

(3)

Information is based solely on the Schedule 13D/A filed by WCP with the SEC on August 18, 2015. The 9,372,172 shares of Common Stock are owned of record as follows: (i) 1,521,893 shares by Waud Capital Partners II, L.P. (“WCP II”); (ii) 2,782,263 shares by Waud Capital Partners QP II, L.P. (“Waud QP II”); (iii) 751,113 shares by the Reeve B. Waud 2011 Family Trust; (iv) 83,530 shares by Waud Family Partners, L.P. (“WFP LP”); (v) 424,622 shares by WCP FIF II (Acadia), L.P. (“WCP FIF II”); (vi) 434,886 shares by Waud Capital Affiliates II, L.L.C. (“Waud Affiliates II”); (vii) 223,184 shares by Waud Capital Affiliates III, L.L.C. (“Waud Affiliates III”); (viii) 606,228 shares by WCP FIF III (Acadia), L.P. (“WCP FIF III”); (ix) 1,381,335 shares by Waud Capital Partners QP III, L.P. (“Waud QP III”); (x) 244,274 shares by Waud

Capital Partners III, L.P. (“WCP III”); (xi) 55,119 shares by Mr. Waud (includes 4,001 shares of restricted stock); (xii) 795,667 shares by Crystal Cove LP; (xiii) 33,333 shares by Melissa W. Waud, Mr. Waud’s wife; (xiv) 30,724 shares by Waud Capital Partners, L.L.C.; and (xv) 4,001 shares of restricted stock by Kyle D. Lattner.

Waud Capital Partners Management II, L.P. (“WCPM II”), as the general partner of WCP II, Waud QP II and WCP FIF II and the manager of Waud Affiliates II, and Waud Capital Partners II, L.L.C. (“Waud II LLC”), as the general partner of WCPM II, may be deemed to share beneficial ownership of the shares held of record by such entities. Waud Capital Partners Management III, L.P. (“WCPM III”), as the general partner of WCP III, Waud QP III and WCP FIF III and the manager of Waud Affiliates III, and Waud Capital Partners III, L.L.C. (“Waud III LLC”), as the general partner of WCPM III, may be deemed to share beneficial ownership of the shares held of record by such entities. Mr. Waud may be deemed to beneficially own the shares of Common Stock held by each of the above entities by virtue of his (A) making decisions for the limited partner committee of each of WCPM II and WCPM III, (B) being the manager of Waud II LLC and Waud III LLC, (C) being the general partner of WFP LP and Crystal Cove LP, (D) being the investment advisor of the Reeve B. Waud 2011 Family Trust, (E) being married to Ms. Waud, and (F) being the sole manager of Waud Capital Partners, L.L.C.

The address for each of the entities named in this footnote is c/o Waud Capital Partners, L.L.C., 300 North LaSalle Street, Suite 4900, Chicago, Illinois 60654.

(4)	The parties to the Company’s New Stockholders Agreement agreed to vote their shares in favor of a designee of WCP as directed by the holders of a majority of the stock held by WCP. As a result, WCPM II, WCPM III, Waud II LLC, Waud III LLC and Mr. Waud may be deemed to share beneficial ownership of the 2,059,407 shares held by the Management Investors and the 3,445,208 shares held by investment funds affiliated with Bain Capital Partners, LLC (collectively, “Bain Capital”). As a result, the following shares beneficially owned by the Management Investors are included in the shares reported by Waud Capital Partners, L.L.C. and Mr. Waud: (1) 384,246 shares by Mr. Jacobs, (2) 283,825 shares by the Jeremy Brent Jacobs GST Non-Exempt Trust u/a/d 04/26/2011 (the “Jeremy Jacobs Trust”), (3) 283,824 shares by the Scott Douglas Jacobs GST Non-Exempt Trust u/a/d 04/26/2011 (the “Scott Jacobs Trust”), (4) 83,546 shares by Mr. Turner, (5) 103,126 shares by the Elizabeth Grace Turner 2011 Vested Trust (the “Elizabeth Turner Trust”), (6) 103,126 shares by the William Jesse Turner 2011 Vested Trust (the “William Turner Trust”), (7) 148,599 shares by Mr. Fincher, (8) 28,712 shares by the Ras W. Fincher II Trust u/a/d 9/13/11 (the “Ras Fincher Trust”), (9) 28,711 shares by the Morgan M. Fincher Trust u/a/d 9/13/11 (the “Morgan Fincher Trust”), (10) 28,712 shares by the Cody C. Fincher Trust u/a/d 9/13/11 (the “Cody Fincher Trust”), (11) 124,629 shares by Jack E. Polson, (12) 51,084 shares by the Jack E. Polson Family 2013 Grantor Retained Annuity Trust, (13) 218,955 shares by Mr. Howard, (14) 48,384 shares by Danny Carpenter, (15) 74,630 shares by Robert Swinson, (16) 51,199 shares by Fred T. Dodd, Jr., and (17) 14,099 shares by Randall Goldberg. Information with respect to the shares held by Bain Capital is further described below. The shares beneficially owned by the Management Investors set forth above include 116,858 shares of restricted stock and options to purchase 98,197 shares of Common Stock.

(5)	Information is based solely on the Schedule 13D/A filed by Bain Capital with the SEC on August 17, 2015. The 3,460,976 shares of Common Stock are owned of record as follows: (i) 2,941,666 shares of Common Stock are held by Bain Capital Fund VIII, LLC (“Fund VIII”); (ii) 387,155 shares of Common Stock are held by Bain Capital VIII Coinvestment Fund, LLC (“Coinvestment Fund VIII”); (iii) 1,087 shares of Common Stock are held by BCIP Associates – G (“Associates – G”); (iv) 65,813 shares of Common Stock are held by BCIP Associates III, LLC (“BCIP III”); (v) 29,868 shares of Common Stock are held by BCIP T Associates III, LLC (“BCIP T III”); (vi) 9,010 shares of Common Stock are held by BCIP Associates III-B, LLC (“BCIP III-B”); (vii) 1,835 shares of Common Stock are held by BCIP T Associates III-B, LLC (“BCIP T III-B”); (viii) 15,768 shares of Common Stock are held by Bain Capital (CR) L.P. (“BCCR,” and collectively with Fund VIII, Coinvestment Fund VIII, Associates – G, BCIP III, BCIP T III, BCIP III-B and BCIP T III-B, the “Bain Capital Entities”); and (ix) 8,774 shares of Common Stock are held by RGIP, LP (“RGIP”). At noted above, the 3,445,208 shares beneficially owned by the Bain Capital Entities (other than Bain Capital (CR) L.P.) and RGIP are included in the shares reported by WCP and Mr. Waud.

Bain Capital Investors, LLC (“BCI”) is the sole general partner of Bain Capital Partners VIII, L.P., which is the sole member of both (i) Bain Capital Fund VIII, L.P., the sole member of Fund VIII, and (ii) Bain

Capital VIII Coinvestment Fund, L.P., the sole member of Coinvestment Fund VIII. BCI is also the managing partner of (i) Associates – G, (ii) BCIP Associates III, which is the manager of both BCIP Associates and BCIP T Associates, and (iii) BCIP Associates III-B, which is the manager of both BCIP Associates III-B and BCIP T Associates III-B. BCI is also the general partner of Bain Capital (CR) L.P. RGIP GP, LLC is the general partner of RGIP, LP. The address for each of the Bain Capital Entities is c/o Bain Capital Investors, LLC, John Hancock Tower, 200 Clarendon Street, Boston, MA 02116. The address for RGIP is c/o Ropes & Gray LLP, Prudential Tower, 800 Boylston St., Boston, MA 02199.

(6)	Information is based solely on the Schedule 13G/A filed by T. Rowe Price Associates, Inc. (“Price Associates”) with the SEC on February 10, 2016. Price Associates reported that it possesses (i) sole voting power with respect to 1,896,016 shares, and (ii) sole dispositive power with respect to 9,619,017 shares. These securities are owned by various individual and institutional investors which Price Associates serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be the beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address for Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(7)	Information is based solely on the Schedule 13G filed by Wells Fargo & Company (“Wells Fargo”) with the SEC on January 29, 2016. Wells Fargo reported that it possessed (i) sole voting power with respect to 4,451 shares, (ii) sole dispositive power with respect to 4,451 shares, and (iii) shared dispositive power with respect to 4,423,893 shares. The address for Wells Fargo is 420 Montgomery Street, San Francisco, CA 94104.

(8)	Includes 283,825 shares held by the Jeremy Jacobs Trust, 283,824 shares held by the Scott Jacobs Trust, 62,758 shares of restricted stock and options to purchase 43,796 shares of Common Stock.

(9)	Includes 28,712 shares held by the Ras Fincher Trust, 28,711 shares held by the Morgan Fincher Trust, 28,712 shares held by the Cody Fincher Trust, 15,782 shares of restricted stock and options to purchase 16,652 shares of Common Stock.

(10)	Includes 103,126 shares held by the Elizabeth Turner Trust, 103,126 shares held by the William Turner Trust, 14,915 shares of restricted stock and options to purchase 18,810 shares of Common Stock.

(11)	Includes 12,653 shares of restricted stock and options to purchase 13,261 shares of Common Stock.

(12)	Includes 12,299 shares of restricted stock and options to purchase 6,862 shares of Common Stock.

(13)	Includes 4,001 shares of restricted stock.

(14)	Includes 4,001 shares of restricted stock and options to purchase 30,000 shares of Common Stock.

(15)	Includes 1,611 shares of restricted stock. As Managing Director of BCI, Mr. Gordon may be deemed to share beneficial ownership of the 3,452,202 shares held of record by the Bain Capital Entities.

(16)	Includes 152,026 shares of restricted stock and options to purchase 129,381 shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. These officers, directors and greater than 10% stockholders are required by SEC rules to furnish us with copies of all Section 16(a) reports they file. There are specific due dates for these reports and we are required to report in this Proxy Statement any failure to file reports in a timely manner as required during 2015. Based upon a review of these filings and written representations from our directors and executive officers, we believe that all reports required to be filed with the SEC pursuant to Section 16(a) during 2015 were filed in a timely manner except:

•	Fred T. Dodd, Jr. filed a report on Form 4 on August 18, 2015 with respect to the net acquisition of Common Stock as of October 30, 2014, the net acquisition of Common Stock as of February 27, 2015, the net acquisition of Common Stock as of May 8, 2015, the disposition of Common Stock as of November 5, 2015, the disposition of Common Stock as of March 17, 2015 and the disposition of Common Stock as of May 15, 2015; on November 12, 2015 with respect to the disposition of Common Stock as of November 5, 2014; and on December 7, 2015 with respect to the disposition of Common Stock as of November 24, 2015;

•	David M. Duckworth filed a report on Form 4 on December 11, 2015 with respect to the disposition of Common Stock as of November 16, 2013, 2014 and 2015;

•	Randall Goldberg filed a report on Form 4 on May 22, 2015 with respect to the disposition of Common Stock as of May 13, 2015; and on August 18, 2015 with respect to the net acquisition of Common Stock as of May 1, 2014, the disposition of common stock as of May 2, 2014, the disposition of Common Stock as of March 2, 2015 and the net acquisition of Common Stock as of May 8, 2015; and

•	Bruce A. Shear filed a report on Form 4 on June 1, 2015 with respect to the disposition of Common Stock as of May 22, 2015 and May 23, 2015.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the compensation arrangements we have with our Named Executive Officers, as required under the rules of the SEC. Our Named Executive Officers for 2015 were:

Name	Title
Joey A. Jacobs	Chief Executive Officer
Ronald M. Fincher	Chief Operating Officer
Brent Turner	President
Christopher L. Howard	Executive Vice President, General Counsel and Secretary
David M. Duckworth	Chief Financial Officer

Executive Summary

Summary of 2015 Company Performance and Business Highlights

In 2015, Acadia experienced substantial profitable growth. The Company completed significant, accretive acquisitions and substantially improved same-facility performance. Highlights of the year include:

•	Revenue for 2015 increased 78.6% to $1.8 billion from $1.0 billion for 2014.

•	Income from continuing operations was $119.4 million, or $1.75 per diluted share, for 2015 compared with $83.2 million, or $1.50 per diluted share, for 2014.

•	Adjusted EBITDA for purposes of our compensation plans increased from approximately $216.7 million for 2014 to approximately $406.5 million for 2015 and Adjusted EPS increased from $1.54 for 2014 to $2.23 for 2015.

•	Market capitalization increased from approximately $3.7 billion as of December 31, 2014 to approximately $4.5 billion as of December 31, 2015.

•	Revenue growth for 2015 was primarily driven by the addition of approximately 4,120 beds to our operations through acquisitions and organic growth. The Company completed 17 acquisitions during 2015, including the acquisition of a leading U.S. provider of treatment services related to substance abuse and other addiction and behavioral disorders, as well as established facilities in the United States and the United Kingdom. The 2015 acquisitions brought 176 facilities and approximately 3,450 beds to Acadia.

•	We added 460 beds at existing facilities during 2015 (and another 210 beds at two de novo facilities), ending the year with over 9,900 beds in 258 facilities in 39 states, the United Kingdom and Puerto Rico.

•	In addition to the growth our operations demonstrated in 2015, the Company signed a definitive agreement to acquire Priory Group No. 1 Limited (“Priory”) on December 31, 2015. The acquisition was completed in February 2016 and brings 327 facilities to Acadia with approximately 7,100 beds. Priory generated revenue of approximately $865 million for the twelve months ended September 30, 2015 and management expects Priory to be meaningfully accretive to our financial results, while expanding our operations in the United Kingdom.

Overview of 2015 Compensation Decisions and Results

Our Compensation Committee approves compensation arrangements with our executive officers. The committee’s objective is to have an executive compensation program that will attract and retain the best possible executive talent, to tie annual and long-term cash and equity compensation to the achievement of measurable corporate and individual performance goals and objectives and to align executives’ incentives with stockholder value creation. Reflecting the Company’s 2015 performance, including the accomplishments summarized above, as well as the individual performance of our Named Executive Officers, 2015 compensation highlights for our Named Executive Officers include the following, as more fully described in this Compensation Discussion and Analysis:

•	The Compensation Committee increased the base salary of each of our Named Executive Officers effective January 1, 2016 to reflect market-based adjustments to align base compensation with peer companies and to recognize the additional demands on and responsibilities of the Named Executive Officers arising from the Company’s rapid growth and expansion, as described below in the section entitled “Components of Executive Compensation – Base Salary.”

•	The Adjusted EBITDA and Adjusted EPS (as such terms are defined below) measures set forth in our non-equity incentive compensation plan for 2015 were achieved at 102% and 118% of target, respectively, resulting in the payment of cash bonuses to our Named Executive Officers as described below in the section entitled “Components of Executive Compensation – Annual Non-Equity Incentive Compensation.”

•	Long-term equity-based compensation awards to the Named Executive Officers consisting of time vesting restricted stock and performance vesting restricted stock units were granted to our Named Executive Officers, with annual performance vesting restricted stock units granted in 2013, 2014, and 2015 vesting at the applicable maximum levels as a result of the Company’s 2015 Adjusted EPS performance, as described below in the section entitled “Components of Executive Compensation – Equity-Based Compensation.”

•	The Compensation Committee made a special one-time award of performance vesting restricted stock units to the Named Executive Officers (other than Mr. Jacobs) in February 2015 to recognize the significant benefits to the Company of the Partnerships in Care acquisition in July 2014 and the CRC acquisition in early 2015, with the vesting of the restricted stock units dependent on the 2015 and 2016 revenue of the facilities acquired in such acquisitions, as described below in the section entitled “Components of Executive Compensation – Equity-Based Compensation – 2015 Special Awards.” Actual 2015 revenue for Partnerships in Care and CRC was achieved at 115% and 113% of target, respectively, resulting in the vesting of 50% of the restricted stock units issued to the Named Executive Officers who received such awards.

•	To further align the interests of the Named Executive Officers with the Company’s stockholders, the Compensation Committee adopted stock ownership guidelines for executive officers in December 2014 and adopted a clawback policy applicable to performance-based equity awards issued to the Named Executive Officers during and after February 2015, as described below in the sections entitled “Compensation Clawback Policy” and “Stock Ownership Guidelines, Insider Trading Policy, Hedging and Pledging,” respectively.

Stockholder Approval of Executive Compensation on an Advisory Basis

At our 2015 Annual Meeting of Stockholders, we held an advisory vote to approve the compensation of our Named Executive Officers as disclosed in our Proxy Statement dated April 10, 2015 related to the annual meeting. Stockholders of the Company expressed overwhelming support for the compensation of our Named Executive Officers, with approximately 99% of the votes cast supporting the Company’s executive compensation. The Compensation Committee believes that the vote reflected a very favorable view of the alignment between executive pay and company performance and has continued to apply the same principles and philosophy to compensation decisions since the 2015 annual meeting.

Compensation Process and Philosophy

The Compensation Committee is responsible for discharging our Board of Directors’ responsibilities relating to the oversight, administration and approval of our compensation plans, policies and programs for our executive officers and directors. The primary responsibilities and duties of the Compensation Committee are described above in the section entitled “CORPORATE GOVERNANCE – Committees of the Board of Directors – Compensation Committee.”

The components of our compensation program for executive officers include base salary, performance-based cash and equity incentive compensation, and time-based equity awards. Our executive compensation program seeks to:

•	Link the interests of management with those of our stockholders by encouraging stock ownership;

•	Attract and retain superior executives by providing them with the opportunity to earn total compensation packages that are competitive within the healthcare industry;

•	Recognize and reward individual performance through salary, annual cash incentives and long-term stock-based incentives; and

•	Manage compensation based on the individual’s level of skill, knowledge, effort and responsibility.

The Compensation Committee believes that the compensation of our executive officers should provide a competitive level of total compensation necessary to attract and retain talented and experienced executives, and motivate them to contribute to our success. The committee has a pay-for-performance philosophy that works to align the interests of management with the interests of stockholders through the use of incentive compensation and an approach that puts a majority of the compensation of our Named Executive Officers at risk if the Company does not perform.

Our Compensation Committee reviews and approves, in advance, employment and similar arrangements or payments to be made to any executive officer. Our Compensation Committee also relies on the input of our Chief Executive Officer concerning the performance of our executive officers in making its compensation decisions. Our Chief Executive Officer considers internal pay equity issues, individual contribution and performance, competitive pressures and our financial performance in making his recommendations to the Compensation Committee.

Our Compensation Committee believes that our executive compensation program should be internally consistent and equitable in order to achieve our compensation goals. The committee relies on its collective subjective judgment together with the information provided to it by management, the analyses and goals described above and the recommendations of our Chief Executive Officer. The committee also considers the qualifications, length of service, experience, consistency of performance, position, responsibilities, individual performance and available competitive alternatives of our executives, their existing compensation and our financial resources, performance and prospects in determining appropriate levels of compensation for our executives. Our Compensation Committee believes that the difference between the compensation of our Chief Executive Officer and the compensation of our other Named Executive Officers is appropriate given the range of compensation paid to the chief executive officers in our peer group, the greater responsibilities of Mr. Jacobs, the impact Mr. Jacobs has on our financial performance and the role Mr. Jacobs plays as the Chairman of our Board.

Role of Compensation Consultant

In 2015, our Compensation Committee retained an outside compensation consultant, Aon Hewitt, to advise it regarding market trends and practices in executive compensation and with respect to specific compensation decisions. To assist the Compensation Committee in evaluating 2014 compensation and setting compensation for 2015, Aon Hewitt provided to the Compensation Committee a detailed report assessing the competitiveness of the compensation amounts offered by us to our executive officers, including an examination of base salary, target total cash consideration, long-term incentives and target total direct compensation, and a comparison of our financial performance with comparable healthcare companies.

Our Compensation Committee has considered the relationships that Aon Hewitt has had with the Company, the members of the Compensation Committee and our executive officers, and has taken into account the factors required by NASDAQ to be considered when assessing a consultant’s independence. After considering such relationships and factors, the Compensation Committee determined that the work of Aon Hewitt in 2015 did not raise any conflicts of interest. Outside of its direct engagement by the Compensation Committee as an independent compensation consultant to the Compensation Committee with respect to executive compensation matters, Aon Hewitt did not provide other services to the Company in 2015.

2015 Peer Group

In order to compare our compensation to other healthcare companies in 2015, our Compensation Committee, in consultation with Aon Hewitt, selected a peer group of 17 publicly-traded healthcare companies generally with similar revenue and service offerings to us. The peer group includes companies with higher revenue given the anticipated rapid growth of the company at the time that the peer group was selected. The 2015 peer group consists of the following companies (the “2015 Peer Group”):

•	Amsurg Corp.

•	Brookdale Senior Living Inc.

•	Envision Healthcare Holdings, Inc.*

•	ExamWorks Group, Inc.

•	HealthSouth Corp.

•	Kindred Healthcare, Inc.

•	Laboratory Corporation of America Holdings

•	LifePoint Hospitals, Inc.

•	Magellan Health, Inc.

*	Not included in the 2014 Peer Group.
•	MEDNAX, Inc.

•	Molina Healthcare, Inc.*

•	Omnicare, Inc.

•	Quest Diagnostics Incorporated*

•	Select Medical Holdings Corporation

•	Team Health Holdings, Inc.

•	Universal Health Services Inc.*

•	VCA Inc.

The Compensation Committee used the same selection screens for the 2015 Peer Group as the prior year’s peer group selected by our Compensation Committee (the “2014 Peer Group”), specifically: industry, market capitalization, revenue and revenue growth. Based on changes to certain companies in our 2014 Peer Group and changes in our business, including our continued revenue and market capitalization growth due in part to acquisitions during the prior year, the Compensation Committee felt it was appropriate to make certain changes for the 2015 Peer Group. As a result, the 2015 Peer Group includes four companies that were not included in the 2014 Peer Group and does not include five companies that were previously included in the 2014 Peer Group.

Revenue for the twelve months ended December 31, 2014 for the 2015 Peer Group ranged from approximately $776 million to $9.4 billion. For purposes of comparison, our projected revenue at the time the 2015 Peer Group was selected placed us between the 25th and 50th percentiles of the 2015 Peer Group. Market capitalization for the 2015 Peer Group ranged from approximately $1.5 billion to $14.2 billion as of August 15, 2015, when the analysis of peer groups was conducted. Our market capitalization was approximately $5.8 billion as of August 15, 2015, which placed us between the 50th and 75th percentiles of the 2015 Peer Group.

Components of Executive Compensation

The components of our compensation program for executive officers include base salary, performance-based cash and equity incentive compensation, and time-based equity awards. Of the total 2015 compensation of our Named Executive Officers, base salary represented approximately 12% to 25%, stock awards represented approximately 44% to 62% and non-equity incentive plan compensation represented approximately 23% to 31%. Consistent with our pay-for-performance philosophy, approximately 76% to 88% of each Named Executive Officer’s total 2015 compensation was performance-based. See “EXECUTIVE COMPENSATION – Summary Compensation Table” for more information about the compensation paid to our Named Executive Officers.

Base Salary

Our Compensation Committee generally meets on an annual basis to review each Named Executive Officer’s base salary and to consider adjustments to each Named Executive Officer’s base salary for the following year. In setting base salaries for 2015 and 2016, the committee reviewed the composition of the peer group and the market studies prepared by Aon Hewitt, discussed the peer group and the market studies with Aon Hewitt and Mr.

Jacobs, evaluated the individual performance and roles and responsibilities of each executive officer (except his own) and considered our financial performance. After considering these factors, the committee approved the following base salaries for the Named Executive Officers effective as of January 1, 2015 and 2016:

Name	Base Salary As of January 1, 2015	Base Salary As of January 1, 2016
Joey A. Jacobs	$1,020,000	$1,071,000
Ronald M. Fincher	600,000	650,000
Brent Turner	550,000	600,000
Christopher L. Howard	500,000	527,000
David M. Duckworth	480,000	530,000

In addition to the factors noted above, these salary increases also took into account the additional demands on and responsibilities of the Named Executive Officers as a result of recent significant acquisitions in the United States and the United Kingdom.

The base salaries under the employment agreements for our Named Executive Officers are subject to an annual increase in the sole discretion of the Compensation Committee on behalf of our Board. See “EXECUTIVE COMPENSATION – Summary Compensation Table” for more information about the base salaries paid to our Named Executive Officers.

Annual Non-Equity Incentive Compensation

Annual non-equity incentive awards paid to our Named Executive Officers are a reward for the realization of established performance objectives. Our Compensation Committee annually adopts a cash bonus plan pursuant to the Incentive Plan for each Named Executive Officer that establishes performance objectives for the Named Executive Officer. The Compensation Committee generally meets in February to review whether and the extent to which performance objectives have been achieved for the prior year. All non-equity incentive awards are subject to the review and approval of the Compensation Committee, which has the discretion to adjust any and all such awards.

2015 Awards

Annual non-equity incentive compensation payable to our Named Executive Officers for 2015 was based 90% on company-wide measures and 10% on individual measures. The company-wide components of the annual non-equity incentive awards for 2015 were Adjusted EBITDA and Adjusted EPS (as defined below). Adjusted EBITDA determined 60% of the total incentive award and Adjusted EPS determined 30% of the total incentive award (for a total of 90% of the total incentive award). No cash incentive payments, whether based on company-wide or individual measures, are payable unless the Company achieves at least 95% of its budgeted Adjusted EBITDA for 2015.

For purposes of our compensation plans, we define Adjusted EBITDA as the sum of the following: (a) net income from continuing operations, (b) interest expense, (c) income tax expense, (d) depreciation and amortization expense, (e) equity-based compensation expense, (f) transaction-related expenses, (g) loss on extinguishment of debt, (h) impairment and other non-cash charges, (i) legal settlement costs, and (j) severance and restructuring costs. Adjusted EPS is defined as earnings per share from continuing operations adjusted for non-recurring, infrequent or unusual items. Adjusted EBITDA and Adjusted EPS are calculated net of non-equity incentive payments. For purposes of determining whether 2015 performance objectives have been met, Adjusted EBITDA is fully adjusted for acquisitions, while Adjusted EPS is adjusted to include 50% of earnings generated by acquisitions. The Compensation Committee believes that Adjusted EBITDA and Adjusted EPS are the appropriate financial measures for determining annual cash incentive awards because they are important measures of our performance and the performance of our management, they drive our success and growth and they are key criteria by which management plans and monitors our business. A reconciliation of Adjusted EBITDA and Adjusted EPS can be found on page 63 of this Proxy Statement.

The Compensation Committee believes that most of the cash incentive awards should be based on objective measures of company-wide financial performance, but believes that individual elements are also important in recognizing achievement and motivating officers. Accordingly, 10% of the cash incentive award for 2015 was based upon the Compensation Committee’s assessment of individual performance as well as the Named Executive Officer’s overall contribution to our success.

The table below sets forth the threshold, target and maximum cash incentive award for 2015 (as a percentage of base salary) for each of the Named Executive Officers.

Name	Threshold	Target	Maximum
Joey A. Jacobs	62.5%	125%	250%
Ronald M. Fincher	42.5%	85%	170%
Brent Turner	42.5%	85%	170%
Christopher L. Howard	42.5%	85%	170%
David M. Duckworth	37.5%	75%	150%

These target and maximum percentages are no less than such percentages that each executive is eligible to earn (as a percentage of base salary) pursuant to amended and restated employment agreements entered into with Messrs. Jacobs, Fincher, Turner and Howard, respectively, and an initial employment agreement entered into with Mr. Duckworth, in April 2014. The increases in potential cash incentive payments for Mr. Jacobs reflected in the 2015 non-equity incentive awards (compared to the 2014 non-equity incentive awards) were primarily based on the committee’s review of the peer group, individual performance and our financial performance.

Adjusted EBITDA for 2014 was approximately $216.7 million. For purposes of our 2015 non-equity incentive awards, budgeted Adjusted EBITDA was $397.7 million. The table below sets forth the portion of the cash incentive award (as a percentage of base salary) based upon budgeted Adjusted EBITDA performance levels that each Named Executive Officer was eligible to receive for 2015. For example, if our actual Adjusted EBITDA for 2015 was 100% of our budgeted Adjusted EBITDA, Mr. Jacobs would receive 75% of his base salary with respect to the EBITDA portion (60%) of his target bonus (125% of base salary). Straight-line interpolation is used to determine awards for performance between goal levels.

Name	95% - 100% of Budgeted Adjusted EBITDA	Budgeted Adjusted EBITDA	100% - 105% of Budgeted Adjusted EBITDA	105% of Budgeted Adjusted EBITDA or Greater
Joey A. Jacobs	37.5% - 75%	75%	75% - 150%	150%
Ronald M. Fincher	25.5% - 51%	51%	51% - 102%	102%
Brent Turner	25.5% - 51%	51%	51% - 102%	102%
Christopher L. Howard	25.5% - 51%	51%	51% - 102%	102%
David M. Duckworth	22.5% - 45%	45%	45% - 90%	90%

The table below sets forth the portion of the cash incentive award (as a percentage of base salary) based upon our achievement of certain Adjusted EPS performance levels that each Named Executive Officer was eligible to receive for 2015. For example, if our Adjusted EPS for 2015 was $1.89, Mr. Jacobs would receive 37.5% of his base salary with respect to the Adjusted EPS portion (30%) of his target bonus (125% of base salary). Straight-line interpolation is used to determine awards for performance between goal levels.

Name	Adjusted EPS of $1.80 - $1.89	Adjusted EPS of $1.89 - $1.98	Adjusted EPS of $1.98 or Greater
Joey A. Jacobs	18.75% - 37.5%	37.5% - 75%	75%
Ronald M. Fincher	12.75% - 25.5%	25.5% - 51%	51%
Brent Turner	12.75% - 25.5%	25.5% - 51%	51%
Christopher L. Howard	12.75% - 25.5%	25.5% - 51%	51%
David M. Duckworth	11.25% - 22.5%	22.5% - 45%	45%

In February 2016, the Compensation Committee met to determine whether and the extent to which the performance goals for the 2015 annual non-equity incentive awards had been achieved. Adjusted EBITDA increased from approximately $216.7 million for 2014 to approximately $406.5 million for 2015 and Adjusted EPS increased from $1.54 for 2014 to $2.23 for 2015. The Compensation Committee determined that actual Adjusted EBITDA for 2015 was 102.2% of budgeted Adjusted EBITDA. Adjusted EPS goals are established based on our annual budget and, in recent years, our significant accretive acquisitions each year have resulted in our exceeding budgeted Adjusted EPS. As a result of these performance measures and the Compensation Committee’s assessment of individual performance, the Named Executive Officers received the following cash incentive payments with respect to 2015:

Name	EPS Component	EBITDA Component	Individual Performance Component	Total Cash Incentive Payment
Joey A. Jacobs	$765,000	$1,102,024	$255,000	$2,122,024
Ronald M. Fincher	306,000	440,810	102,000	848,810
Brent Turner	280,500	404,076	93,500	778,076
Christopher L. Howard	255,000	367,341	85,000	707,341
David M. Duckworth	216,000	311,160	72,000	599,160

2016 Awards

Effective February 5, 2016, the Compensation Committee approved non-equity incentive awards for each of our Named Executive Officers for 2016 with potential cash incentive payments to be based 100% on company-wide measures: Adjusted EBITDA and Adjusted EPS. The Compensation Committee removed the individual component of the award criteria applicable to Company’s prior cash incentive awards to make the eligibility determination more objective and based on quantitative metrics. For purposes of determining whether 2016 performance objectives have been met, Adjusted EBITDA is adjusted to include 90% of earnings generated by acquisitions, while Adjusted EPS is adjusted to include 50% of earnings generated by acquisitions, in order to incentivize management to pursue accretive acquisitions that will benefit the company without inequitably adjusting performance objectives. No cash incentive payments will be payable unless the Company achieves at least 95% of its budgeted Adjusted EBITDA for 2016.

With respect to the 2016 non-equity incentive awards, we define Adjusted EBITDA as the sum of the following: (a) net income from continuing operations, (b) interest expense, (c) income tax expense, (d) depreciation and amortization expense, (e) equity-based compensation expense, (f) transaction-related expenses, (g) loss on extinguishment of debt, (h) impairment and other non-cash charges, (i) legal settlement costs, (j) severance and restructuring costs, and (k) gains or loss on foreign currency derivatives.

The table below sets forth the threshold, target and maximum cash incentive award for 2016 (as a percentage of base salary) for each of the Named Executive Officers.

Name	Threshold	Target	Maximum
Joey A. Jacobs	65%	130%	260%
Ronald M. Fincher	42.5%	85%	170%
Brent Turner	42.5%	85%	170%
Christopher L. Howard	42.5%	85%	170%
David M. Duckworth	37.5%	75%	150%

These target and maximum percentages are no less than such percentages that each executive is eligible to earn (as a percentage of base salary) pursuant to amended and restated employment agreements entered into with Messrs. Jacobs, Fincher, Turner and Howard, respectively, and an initial employment agreement entered into with Mr. Duckworth, in April 2014. The increases in potential cash incentive payments for Mr. Jacobs reflected in the 2016 non-equity incentive awards (compared to the 2015 non-equity incentive awards) were primarily based on the committee’s review of the peer group, individual performance and our financial performance.

Equity-Based Compensation

Our Compensation Committee believes that stock options, time vesting restricted stock and performance vesting restricted stock units are a key component to the compensation of our executive officers, and providing a mix of different types of equity awards is consistent with market practice for executive officers in our peer group. The committee believes that stock options, restricted stock and restricted stock units provide a substantial incentive to our Named Executive Officers by allowing them to directly participate in any increase in our long-term value. These incentives are intended to reward, motivate and retain the services of our Named Executive Officers. The committee believes that a mix of equity awards aligns the interests of our Named Executive Officers with those of our stockholders and is consistent with our pay-for-performance philosophy. Equity-based awards are typically granted under the Incentive Plan in February or March of each year.

2015 Annual Awards

Effective February 24, 2015, the Board approved grants of the following number of performance vesting restricted stock units (subject to the achievement of certain performance goals and continued employment) and time vesting restricted stock under the Incentive Plan to our Named Executive Officers:

Name	Restricted Stock Units	Restricted Stock
Joey A. Jacobs	62,044	20,681
Ronald M. Fincher	12,774	4,258
Brent Turner	11,709	3,903
Christopher L. Howard	10,645	3,548
David M. Duckworth	7,299	2,433

The value of the 2015 grant of equity-based awards reflected above was not less than 340% of base salary for Mr. Jacobs, not less than 175% of base salary for Messrs. Fincher, Turner and Howard, and not less than 125% of base salary for Mr. Duckworth, each pursuant to the terms of his employment agreement. The allocation among performance vesting restricted stock units and restricted stock is not based on a formula approach but reflects the committee’s view that most equity-based incentives should be performance-based. The Named Executive Officers must be employed by the Company at the time the restricted stock units and/or restricted stock vest in order to receive the shares of Common Stock underlying each award.

Restricted Stock Units. The restricted stock units granted on February 24, 2015 are earned in three equal annual installments based upon the achievement of specified performance levels of Adjusted EPS for 2015, 2016 and 2017 relative to our budget for the applicable year. The Compensation Committee believes that an annual performance program has been appropriate for the Company given our rapid growth and the resulting difficulty in establishing appropriate performance objectives for a longer performance period. The Compensation Committee believes that Adjusted EPS is the appropriate financial measure for determining restricted stock unit awards because it is an important measure of our performance and the performance of our management, it drives our success and growth and it is a key criterion by which management plans and monitors our business.

The number of shares of Common Stock that may be issued upon vesting of the restricted stock units ranges from 0% to 200% of the total number of units set forth above in accordance with a formula based on our Adjusted EPS. None of the performance vesting restricted stock units will vest for performance below 95% of the specified Adjusted EPS. Unearned performance awards in each performance period are forfeited.

For 2015, the threshold award (as a percentage of the number of restricted stock units eligible for vesting based on 2015 performance) for each Named Executive Officer was 50%, the target award was 100% and the maximum award was 200%. The actual number of shares of Common Stock to be issued upon vesting of the restricted stock units each year is based on performance relative to the specified Adjusted EPS for the corresponding year, which Adjusted EPS is established at the beginning of each such year.

The table below sets forth the number of shares of Common Stock that each Named Executive Officer was eligible to earn for 2015 (as a percentage of the number of restricted stock units eligible for vesting based on 2015 performance), subject to continued employment throughout the performance period, based upon the Company’s performance relative to Adjusted EPS performance levels. For example, if our Adjusted EPS for 2015 was $1.89, each Named Executive Officer would earn the number of shares of Common Stock equal to 100% of the number of restricted stock units that may vest based on 2015 performance.

Adjusted EPS of $1.80 - $1.89	Adjusted EPS of $1.89 - $1.98	Adjusted EPS of $1.98 or Greater
50% - 100%	100% - 200%	200%

On February 24, 2016, the Compensation Committee met to determine whether and the extent to which the performance goals for the 2015 restricted stock unit awards had been achieved. The Compensation Committee determined that actual Adjusted EPS for 2015 was $2.23 As a result, the following number of shares of Common Stock were earned by the Named Executive Officers for 2015 pursuant to the 2015 annual restricted stock unit awards:

Name	Shares Issued Upon Vesting of 2015 Annual Restricted Stock Unit Awards(1)
Joey A. Jacobs	41,362
Ronald M. Fincher	8,516
Brent Turner	7,806
Christopher L. Howard	7,096
David M. Duckworth	4,866

(1)	Amounts reflect one-third of the 2015 annual grant multiplied by 200%.

Restricted Stock. The time vesting restricted stock granted in 2015 vests 25% per year on the four successive anniversaries of the date of grant.

2015 Special Awards

On February 26, 2015, the Compensation Committee approved grants of the following number of performance vesting restricted stock units under the Incentive Plan to the following Named Executive Officers (subject to the achievement of certain specific revenue targets related to our acquisitions of Partnerships in Care and CRC, and continued employment):

Name	Restricted Stock Units
Ronald M. Fincher	19,048
Brent Turner	9,603
Christopher L. Howard	6,746
David M. Duckworth	4,190

The number of restricted stock units granted to the Named Executive Officers was determined based on a percentage of base salary deemed appropriate by the committee (200% of base salary for Mr. Fincher, 110% of base salary for Mr. Turner, 85% of base salary for Mr. Howard, and 55% of base salary for Mr. Duckworth). The 2015 special awards were intended to recognize the additional demands on and responsibilities of the Named Executive Officers relating to recent acquisitions and our expansion to the United Kingdom. The Partnerships in Care acquisition was the Company’s first expansion internationally and the CRC acquisition was a major step in our long-term strategy to build America’s leading national platform of comprehensive behavioral healthcare services through the acquisition of the country’s largest specialized behavioral healthcare provider. Both of these transactions were transformational for the Company and laid the groundwork for future growth. Given the specific nature of the awards, the Compensation Committee determined to make a special award rather than increase the annual awards to the Named Executive Officers. The Named Executive Officers must be employed by the Company at the time the restricted stock units vest in order to receive the shares of Common Stock underlying each award.

The special award of restricted stock units granted in 2015 are earned in two equal annual installments based upon the achievement of specified revenue levels for 2015 and 2016 related to the Partnerships in Care and CRC acquisitions. The maximum number of shares of Common Stock that may be issued upon vesting of the restricted stock units in a given year is equal to half of the total number of units set forth above. None of the performance vesting restricted stock will be issued for performance below the specified revenue level for the applicable year, and the performance criteria for each acquisition must be achieved for the special award to be earned. Unearned performance awards in each performance period are forfeited.

On February 24, 2016, the Compensation Committee met to determine whether and the extent to which the 2015 performance goals for the 2015 special restricted stock unit awards had been achieved. The Compensation Committee determined that the performance criteria for both acquisitions had been met as revenue for CRC increased from $452.2 million for the twelve months ended December 31, 2014 to $509.7 million for the twelve months ended December 31, 2015, an increase of 112.7%, and revenue for Partnerships in Care increased from £171.1 million for the twelve months ended June 30, 2014 to £196.8 million for the twelve months ended December 31, 2015, an increase of 115.0%. As a result, the following number of shares of Common Stock were earned by the Named Executive Officers for 2015 pursuant to the 2015 special restricted stock unit awards:

Name	Shares Issued Upon Vesting of 2015 Special Restricted Stock Unit Awards(1)
Ronald M. Fincher	9,524
Brent Turner	4,802
Christopher L. Howard	3,373
David M. Duckworth	2,095

(1)	Amounts reflect one-half of the 2015 special grant.

Vesting of 2014 and 2013 Restricted Stock Unit Awards

On February 27, 2014 and March 29, 2013, the Board approved grants of the following number of performance vesting restricted stock units (in addition to time vesting restricted stock and time vesting stock options) under the Incentive Plan to our Named Executive Officers:

Name	2014 Restricted Stock Units	2013 Restricted Stock Units
Joey A. Jacobs	33,498	18,800
Ronald M. Fincher	9,052	7,500
Brent Turner	8,621	7,500
Christopher L. Howard	7,759	5,400
David M. Duckworth	4,926	5,400

The restricted stock units granted in 2014 and 2013 are earned in three equal annual installments based upon the achievement of specified performance levels of Adjusted EPS relative to our budget for the applicable year. The number of shares of Common Stock that may be issued upon vesting of the restricted stock units ranges from 0% to 200% of the total number of units set forth above in accordance with a formula based on our Adjusted EPS. None of the performance vesting restricted stock units will vest for performance below 95% of the specified Adjusted EPS.

For 2015, the threshold award (as a percentage of the number of restricted stock units eligible for vesting based on 2015 performance) for each Named Executive Officer was 50%, the target award was 100% and the maximum award was 200%. The actual number of shares of Common Stock to be issued upon vesting of the restricted stock units each year is based on performance relative to the specified Adjusted EPS for the corresponding year, which Adjusted EPS is established at the beginning of each such year.

The table below sets forth the number of shares of Common Stock that each Named Executive Officer was eligible to earn for 2015 (as a percentage of the number of restricted stock units eligible for vesting based on 2015 performance), subject to continued employment throughout the performance period, based upon the Company’s performance relative to Adjusted EPS performance levels. For example, if our Adjusted EPS for 2015 was $1.89, each Named Executive Officer would earn the number of shares of Common Stock equal to 100% of the number of restricted stock units that may vest based on 2015 performance.

Adjusted EPS of $1.80 - $1.89	Adjusted EPS of $1.89 - $1.98	Adjusted EPS of $1.98 or Greater
50% - 100%	100% - 200%	200%

On February 24, 2016, the Compensation Committee met to determine whether and the extent to which the 2015 performance goals for the 2014 and 2013 restricted stock unit awards had been achieved. The Compensation Committee determined that actual Adjusted EPS for 2015 was $2.23. As a result, the following number of shares of Common Stock were earned by the Named Executive Officers for 2015 pursuant to the 2014 and 2013 restricted stock unit awards:

Name	Shares Issued Upon Vesting of 2014 Restricted Stock Unit Awards(1)	Shares Issued Upon Vesting of 2013 Restricted Stock Unit Awards(1)
Joey A. Jacobs	22,332	12,532
Ronald M. Fincher	6,034	5,000
Brent Turner	5,748	5,000
Christopher L. Howard	5,172	3,600
David M. Duckworth	3,284	3,600

(1)	Amounts reflect one-third of the grant multiplied by 200%.

2016 Annual Awards

On February 5, 2016, the Compensation Committee approved grants of the following number of performance vesting restricted stock units (subject to the achievement of certain performance goals and continued employment) and shares of time vesting restricted stock under the Incentive Plan to our Named Executive Officers:

Name	Restricted Stock Units	Restricted Stock
Joey A. Jacobs	83,392	27,797
Ronald M. Fincher	18,367	6,122
Brent Turner	16,954	5,651
Christopher L. Howard	14,891	4,964
David M. Duckworth	11,648	3,883

The methodology for establishing the vesting criteria for the 2016 annual awards of equity-based compensation is the same as the 2015 annual awards of equity-based compensation; provided, however, that the Compensation Committee established, on the grant date, the performance objectives for the three year performance period for purposes of the vesting of restricted stock units given the larger scale of the company. See the section above entitled “Components of Executive Compensation – Equity-Based Compensation – 2015 Annual Awards” for more information about the restricted stock units and restricted stock.

Perquisites and other Benefits

We provide our Named Executive Officers with modest perquisites (less than $10,000 on an annual basis) that our Compensation Committee believes are reasonable and consistent with our overall executive compensation program. Our Compensation Committee believes that such perquisites help us to retain our executive personnel and allows them to operate more effectively.

Our Named Executive Officers are eligible for health and welfare benefits available to eligible Company employees during active employment under the same terms and conditions. These benefits include medical, dental, vision, short-term and long-term disability and group-term life insurance coverage. The Named Executive Officers also participate in a separate insurance plan that provides long term care benefits to the executives and their spouses. Our general policies applicable to all employees govern paid vacation and other time off for our Named Executive Officers.

Compensation Clawback Policy

If the Company is required to restate its financial statements as a result of misconduct, Section 304 of the Sarbanes-Oxley Act requires the Chief Executive Officer and the Chief Financial Officer to reimburse the Company for: (i) any bonus or other incentive-based or equity-based compensation received during the 12 months following the public issuance of the financial statements; and (ii) any profits realized from the sale of Company securities during those 12 months. On February 26, 2015, the Compensation Committee adopted and approved a compensation clawback policy applicable to performance-based equity awards issued to executive officers during and after 2015. Under the clawback policy, if a Named Executive Officer is determined by the Board to have engaged in fraud or misconduct contributing to restatement of the Company’s financial statements, the Board shall take appropriate action to address such events, including requiring (i) reimbursement of any equity securities that vested during the preceding three year period, including any proceeds from the sale of such securities, and (ii) cancellation of all unvested equity securities during such three-year period.

Section 954 of the Dodd-Frank Act directs the SEC to promulgate additional rules requiring companies listed on stock exchanges to adopt policies regarding the recovery of executive compensation from executive officers for accounting restatements resulting from material noncompliance with any financial reporting requirement under the securities laws. In accordance with Section 954 of the Dodd-Frank Act, the SEC issued proposed rules in 2015 regarding the adoption of clawback policies. Upon the SEC’s adoption and publication of final rules implementing these requirements, the Compensation Committee will review and, if necessary, revise the Company’s clawback policy to conform with such rules.

Deferred Compensation Plan

On February 28, 2013, our Board adopted and approved the Acadia Healthcare Company, Inc. Deferred Compensation Plan, effective February 1, 2013 (the “Deferred Compensation Plan”). The Deferred Compensation Plan is designed to provide tax-deferred compensation for our eligible employees, including executive officers.

Under the Deferred Compensation Plan, participants may defer up to 50% of their annual base compensation and up to 100% of any performance-based compensation. Participants are fully vested in their deferral accounts as to amounts they elect to defer. No employer matching contributions are made to the Deferred Compensation Plan. Participants will be able to select from several fund choices and their deferred compensation account will increase or decrease in value in accordance with the performance of the funds selected. Participants may receive a distribution from the Deferred Compensation Plan upon a qualifying distribution event such as separation from service, disability, death, change in control or an unforeseeable emergency. Following a participant’s separation from the Company for any reason, the participant’s vested interest in the account is paid to the participant (or the participant’s beneficiary in the event of the participant’s death) either in a lump sum or up to ten annual installments, as elected by the participant. The Deferred Compensation Plan is intended to be an unfunded plan administered and maintained by the Company primarily for the purpose of providing deferred compensation benefits to participants.

Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally limits the deductibility of executive compensation paid by publicly-held corporations to $1 million per year for the Chief Executive Officer and the next three most highly compensated executive officers, excluding the Chief Financial Officer. The $1 million limitation does not apply to compensation that qualifies as performance-based. We consider the tax and accounting impact of all compensation. The Compensation Committee believes that tax deductions are only one of several relevant considerations in setting compensation. Furthermore, it also believes that tax deduction limitations should not compromise our ability to design and maintain executive compensation arrangements that will attract and retain the executive talent we need to compete successfully. Therefore, in certain cases, our executive compensation may not be deductible for federal income tax purposes.

Stock Ownership Guidelines, Insider Trading Policy, Hedging and Pledging

In March 2012, the Board of Directors adopted stock ownership guidelines for non-management directors. The guidelines require that each non-management director hold an investment position in our Common Stock equal in value to five times the annual cash retainer (exclusive of any Board committee retainers) paid to non-management directors. The guidelines provide for a five-year transition period during which directors can attain the required ownership.

In December 2014, the Board of Directors adopted stock ownership guidelines for executive officers. The guidelines require that the Chief Executive Officer hold an investment position in our Common Stock equal in value to five times annual base salary. All other executive officers must hold an investment position in our Common Stock equal in value to three times annual base salary. The guidelines provide for a five-year transition period during which executive officers can attain the required ownership. If an executive officer becomes subject to a greater ownership threshold due to an increase in the amount of his or her annual base salary, the executive officer must satisfy the greater ownership threshold within the later of the original five-year transition period or two years from the effective date of the increase in annual base salary. As of December 31, 2015, all of our executive officers satisfied these stock ownership guidelines.

Pursuant to the stock ownership guidelines applicable to non-management directors and executive officers, ownership of the following shares of Common Stock (“Qualified Shares”) are counted toward the satisfaction of the applicable ownership requirements: (i) shares owned directly by the non-management director or the executive officer; (ii) shares owned indirectly (e.g. by a spouse or in trust); (iii) restricted shares, including restricted shares that have been granted but that have not vested; (iv) shares issuable upon the settlement of vested restricted stock units; and (v) shares obtained through stock option exercises. For the avoidance of doubt, shares that underlie unexercised options, whether or not vested, will not be deemed to be Qualified Shares.

We maintain an insider trading policy that governs transactions in our securities by directors, officers and other employees. Among other provisions, the policy prohibits “short-selling” of any equity security of the Company and any hedging transactions. Directors and officers are also prohibited from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

Termination and Change-in-Control Arrangements

Under the terms of the compensation plans and employment agreements with the Named Executive Officers, the Named Executive Officers are entitled to payments and benefits upon the occurrence of specified events including termination of employment and upon a termination in connection with a change-in-control of the Company. The specific terms of these arrangements are discussed under the heading “EXECUTIVE COMPENSATION – Potential Payments Upon Termination or Change in Control under the Employment Agreements.” The Compensation Committee believes that these arrangements are appropriate and necessary to attract and retain talented senior executives. The Compensation Committee believes that the potential payments and benefits provide security and encourage retention in the event of an actual or potential change in control, such as a sale or “hostile” takeover. The absence of such arrangements could impact our ability to hire talented executives and an executive’s willingness to work through a merger or sale transaction which could be beneficial to our stockholders.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by SEC Regulation S-K, Item 402(b) with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE:

Wade D. Miquelon, Chairman
William M. Petrie, M.D.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table reflects the compensation paid or accrued by us with respect to each of the Named Executive Officers:

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Joey A. Jacobs	2015	$1,020,000	$5,099,996	$—	$2,112,024	$9,827	$8,251,847
Chief Executive Officer	2014	1,000,000	2,720,048	643,975	1,855,465	5,012	6,224,500
	2013	660,000	1,105,064	737,262	1,320,000	5,012	3,827,338

Ronald M. Fincher	2015	600,000	2,232,332	—	848,810	9,772	3,690,914
Chief Operating Officer	2014	525,000	735,012	174,005	752,728	9,772	2,196,517
	2013	450,000	440,850	295,569	600,000	8,301	1,794,720

Brent Turner	2015	550,000	1,558,538	—	778,076	10,194	2,896,808
President	2014	500,000	699,995	165,729	716,884	10,194	2,092,802
	2013	435,000	440,850	295,569	580,000	8,485	1,759,904

Christopher L. Howard	2015	500,000	1,293,723	—	707,341	10,276	2,511,340
Executive Vice President,	2014	450,000	630,011	149,158	645,196	10,276	1,884,641
General Counsel and Secretary	2013	420,000	317,412	210,330	560,000	8,554	1,516,296

David M. Duckworth	2015	480,000	860,051	—	599,160	10,289	1,949,500
Chief Financial Officer	2014	400,000	400,012	94,705	506,036	10,289	1,411,042
	2013	327,000	317,412	210,330	436,000	10,289	1,301,031

(1)	Reflects the aggregate grant date fair value of restricted stock and restricted stock units granted to each Named Executive Officer pursuant to the Incentive Plan, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Stock Compensation,” or ASC 718. With respect to annual grants of restricted stock units, the units vest over three years and the amounts assume that target performance goals are attained in all three years. With respect to the 2015 special grants of restricted stock units, the units vest over two years and the amounts assume that target performance goals are attained in both years.

Assuming that the maximum performance goals are attained in all three years, the aggregate grant date fair value of the annual grants of restricted stock unit awards would have been:

Name	2015 RSU Awards	2014 RSU Awards	2013 RSU Awards
Joey A. Jacobs	$7,650,025	$3,400,047	$1,105,064
Ronald M. Fincher	1,575,034	918,778	440,850
Brent Turner	1,443,720	875,032	440,850
Christopher L. Howard	1,312,529	787,539	317,412
David M. Duckworth	899,967	499,989	317,412

Therefore, assuming the maximum performance goals are attained in all three years, the aggregate grant date fair value of the total stock awards (including awards of both restricted stock and restricted stock units) would have been:

Name	2015 Stock Awards	2014 Stock Awards	2013 Stock Awards
Joey A. Jacobs	$8,925,009	$4,420,071	$1,657,596
Ronald M. Fincher	3,019,849	1,194,401	661,275
Brent Turner	2,280,398	1,137,511	661,275
Christopher L. Howard	1,949,987	1,023,780	476,118
David M. Duckworth	1,310,034	650,006	476,118

See the section above entitled “COMPENSATION DISCUSSION AND ANALYSIS – Components of Executive Compensation – Equity-Based Compensation – 2015 Annual Awards” for more information about the restricted stock and restricted stock units.

(2)	Reflects the grant date fair value of stock options granted to each Named Executive Officer pursuant to the Incentive Plan, computed in accordance with ASC 718. See Note 9 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014 regarding assumptions underlying valuation of the stock options.
(3)	Reflects cash awards earned during the years indicated under the Incentive Plan.
(4)	Represents certain long term care insurance benefits.

Grants of Plan-Based Awards

The following table sets forth certain information regarding plan-based awards granted to the Named Executive Officers during 2015:

	Grant	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock and Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units(3)	Awards(4)
Joey A. Jacobs	N/A	$637,500	$1,275,000	$2,550,000	—	—	—	—	$—
	2/24/15	—	—	—	—	—	—	20,681	1,274,984
	2/24/15	—	—	—	31,022	62,044	124,088	—	3,825,013	(5)
Ronald M. Fincher	N/A	255,000	510,000	1,020,000	—	—	—	—	—
	2/24/15	—	—	—	—	—	—	4,258	262,506
	2/24/15	—	—	—	6,387	12,774	25,548	—	787,517	(5)
	2/26/15	—	—	—	—	19,048	—	—	1,182,309	(6)
Brent Turner	N/A	233,750	467,500	935,000	—	—	—	—	—
	2/24/15	—	—	—	—	—	—	3,903	240,620
	2/24/15	—	—	—	5,855	11,709	23,418	—	721,860	(5)
	2/26/15	—	—	—	—	9,603	—	—	596,058	(6)
Christopher L. Howard	N/A	212,500	425,000	850,000	—	—	—	—	—
	2/24/15	—	—	—	—	—	—	3,548	218,734
	2/24/15	—	—	—	5,323	10,645	21,290	—	656,264	(5)
	2/26/15	—	—	—	—	6,746	—	—	418,724	(6)
David M. Duckworth	N/A	180,000	360,000	720,000	—	—	—	—	—
	2/24/15	—	—	—	—	—	—	2,433	149,994
	2/24/15	—	—	—	3,650	7,299	14,598	—	449,983	(5)
	2/26/15	—	—	—	—	4,190	—	—	260,073	(6)

(1)	The estimated payouts shown reflect non-equity incentive awards granted under the Incentive Plan, where receipt is contingent upon the achievement of specified performance goals. See the section above entitled “COMPENSATION DISCUSSION AND ANALYSIS – Components of Executive Compensation – Annual Non-Equity Incentive Compensation” for more information about the awards.
(2)	Reflects the number of shares of Common Stock issuable upon vesting of restricted stock units granted under the Incentive Plan. The restricted stock units granted on February 24, 2015 vest in three annual installments based upon the achievement of certain performance goals and continued employment. See the section above entitled “COMPENSATION DISCUSSION AND ANALYSIS – Components of Executive Compensation – Equity-Based Compensation – 2015 Annual Awards” for more information about the restricted stock units. The restricted stock units granted on February 26, 2015 vest in two annual installments based upon the achievement of certain performance goals and continued employment. See the section above entitled “COMPENSATION DISCUSSION AND ANALYSIS – Components of Executive Compensation – Equity-Based Compensation – 2015 Special Awards” for more information about the special award of restricted stock units.
(3)	Reflects shares of restricted stock granted under the Incentive Plan, which will vest in four equal annual installments commencing one year after the date of grant.
(4)	Reflects the aggregate grant date fair value computed in accordance with ASC 718.
(5)	With respect to restricted stock units granted under the Incentive Plan, the amounts shown assume that target performance goals are attained during each of the three years in the performance period and continued employment throughout the performance period. For additional information, see the section above entitled “COMPENSATION DISCUSSION AND ANALYSIS – Components of Executive Compensation – Equity-Based Compensation – 2015 Annual Awards.”
(6)	With respect to the special restricted stock units granted under the Incentive Plan, the amounts shown assume that the performance goals are attained during each of the two years in the performance period and continued employment throughout the performance period. For additional information, see the section above entitled “COMPENSATION DISCUSSION AND ANALYSIS – Components of Executive Compensation – Equity-Based Compensation – 2015 Special Awards.”

Outstanding Equity Awards at Fiscal Year-End

The following table provides certain information with respect to the Named Executive Officers regarding outstanding equity awards as of December 31, 2015 that represent potential amounts that may be realized in the future:

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options(1)			Option	Option	Number of Shares or Units of Stock That		Market Value of Shares or Units of Stock Held	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That
Name	(Exercisable)	(Unexercisable)		Exercise Price	Expiration Date	Have Not Vested		that Have Not Vested(2)	That Have Not Vested		Have Not Vested(2)
Joey A. Jacobs	—	18,315	(3)	$15.96	3/19/22	—		$—	—		$—
	—	33,300	(4)	29.39	3/29/23	—		—	—		—
	—	26,494	(5)	50.75	2/27/24	—		—	—		—
	—	—		—	—	5,820	(6)	363,517	—		—
	—	—		—	—	9,400	(7)	587,124	—		—
	—	—		—	—	—		—	12,533	(10)	782,832
	—	—		—	—	15,075	(8)	941,585	—		—
	—	—		—	—	—		—	44,664	(11)	2,789,713
	—	—		—	—	20,681	(9)	1,291,735	—		—
	—	—		—	—	—		—	124,088	(12)	7,750,536
Ronald M. Fincher	—	7,591	(3)	15.96	3/19/22	—		—	—		—
	—	13,350	(4)	29.39	3/29/23	—		—	—		—
	—	7,159	(5)	50.75	2/27/24	—		—	—		—
	—	—		—	—	2,413	(6)	150,716	—		—
	—	—		—	—	3,750	(7)	234,225	—		—
	—	—		—	—	—		—	5,000	(10)	312,300
	—	—		—	—	4,074	(8)	254,462	—		—
	—	—		—	—	—		—	12,069	(11)	753,851
	—	—		—	—	4,258	(9)	265,955	—		—
	—	—		—	—	—		—	25,548	(12)	1,595,728
	—	—		—	—	—		—	19,048	(13)	1,189,738
Brent Turner	—	7,591	(3)	15.96	3/19/22	—		—	—		—
	—	12,850	(4)	29.39	3/29/23	—		—	—		—
	2,272	6,819	(5)	50.75	2/27/24	—		—	—		—
	—	—		—	—	2,413	(6)	150,716	—		—
	—	—		—	—	3,750	(7)	234,225	—		—
	—	—		—	—	—		—	5,000	(10)	312,300
	—	—		—	—	3,879	(8)	242,282	—		—
	—	—		—	—	—		—	11,495	(11)	717,957
	—	—		—	—	3,903	(9)	243,781	—		—
	—	—		—	—	—		—	23,418	(12)	1,462,688
	—	—		—	—	—		—	9,603	(13)	599,803
Christopher L. Howard	—	6,466	(3)	15.96	3/19/22	—		—	—		—
	—	9,500	(4)	29.39	3/29/23	—		—	—		—
	—	6,137	(5)	50.75	2/27/24	—		—	—		—
	—	—		—	—	2,055	(6)	128,355	—		—
	—	—		—	—	2,700	(7)	168,642	—		—
	—	—		—	—	—		—	3,600	(10)	224,856
	—	—		—	—	3,492	(8)	218,110	—		—
	—	—		—	—	—		—	10,345	(11)	646,170
	—	—		—	—	3,548	(9)	221,608	—		—
	—	—		—	—	—		—	21,290	(12)	1,329,773
	—	—		—	—	—		—	6,746	(13)	421,355
David M. Duckworth	—	814	(3)	15.96	3/19/22	—		—	—		—
	—	—		—	—	814	(6)	50,842	—		—
	—	7,591	(14)	16.60	8/2/22	—		—	—		—

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options(1)			Option	Option	Number of Shares or Units of Stock That		Market Value of Shares or Units of Stock Held	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That
Name	(Exercisable)	(Unexercisable)		Exercise Price	Expiration Date	Have Not Vested		that Have Not Vested(2)	That Have Not Vested		Have Not Vested(2)
David M. Duckworth	—	9,500	(4)	$29.39	3/29/23	—		$—	—		$—
(continued)	—	3,897	(5)	50.75	2/27/24	—		—	—		—
	—	—		—	—	2,413	(15)	150,716	—		—
	—	—		—	—	2,700	(7)	168,642	—		—
	—	—		—	—	—		—	3,600	(10)	224,856
	—	—		—	—	2,217	(8)	138,474	—		—
	—	—		—	—	—		—	6,568	(11)	410,237
	—	—		—	—	2,433	(9)	151,965	—		—
	—	—		—	—	—		—	14,598	(12)	911,791
	—	—		—	—	—		—	4,190	(13)	261,707

(1)	The amounts shown reflect stock options granted under the Incentive Plan.
(2)	Based on the closing sales price of our Common Stock of $62.46 on The NASDAQ Global Select Market on December 31, 2015.
(3)	These stock options will become exercisable on March 19, 2016.
(4)	One-half of these stock options will become exercisable on each of March 29, 2016 and March 29, 2017.
(5)	One-third of these stock options will become exercisable on each of February 27, 2016, February 27, 2017 and February 27, 2018.
(6)	These shares of restricted stock vest on March 19, 2016.
(7)	One-half of these shares of restricted stock vest on each of March 29, 2016 and March 29, 2017.
(8)	One-third of these shares of restricted stock vest on each of February 27, 2016, February 27, 2017 and February 27, 2018.
(9)	One-fourth of these shares of restricted stock vest on each of February 24, 2016, February 24, 2017, February 24, 2018 and February 24, 2019.
(10)	Reflects the aggregate maximum number of restricted shares that will vest upon the achievement of certain performance goals established for the restricted stock units granted in 2013 under the Incentive Plan and continued employment. See the section above entitled “COMPENSATION DISCUSSION AND ANALYSIS – Components of Executive Compensation – Equity-Based Compensation” for more information about the restricted stock units.
(11)	Reflects the aggregate maximum number of restricted shares that will vest upon the achievement of certain performance goals established for the restricted stock units granted in 2014 under the Incentive Plan and continued employment. See the section above entitled “COMPENSATION DISCUSSION AND ANALYSIS – Components of Executive Compensation – Equity-Based Compensation” for more information about the restricted stock units.
(12)	Reflects the aggregate maximum number of restricted shares that will vest upon the achievement of certain performance goals established for the annual restricted stock units granted in 2015 under the Incentive Plan and continued employment. See the section above entitled “COMPENSATION DISCUSSION AND ANALYSIS – Components of Executive Compensation – Equity-Based Compensation – 2015 Annual Awards” for more information about the restricted stock units.
(13)	Reflects the aggregate maximum number of restricted shares that will vest upon the achievement of certain performance goals established for the special restricted stock units granted in 2015 under the Incentive Plan and continued employment. See the section above entitled “COMPENSATION DISCUSSION AND ANALYSIS – Components of Executive Compensation – Equity-Based Compensation – 2015 Special Awards” for more information about the special awards of restricted stock units.
(14)	These stock options will become exercisable on August 2, 2016.
(15)	These shares of restricted stock vest on August 2, 2016.

Option Exercises and Stock Vested

The following table shows the amounts received by the Named Executive Officers upon the exercise of stock options or the vesting of restricted stock and restricted stock units during 2015:

Name	Option Awards			Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise		Number of Shares Acquired on Vesting	Value Realized on Vesting
Joey A. Jacobs	18,313	$993,480	(6)	50,380	$3,220,793	(1)
	16,650	679,653	(7)	5,024	317,668	(2)
	8,831	171,851	(8)	5,817	416,497	(3)
	—	—		4,700	338,353	(4)
Ronald M. Fincher	2,386	29,777	(9)	17,463	1,116,410	(1)
	7,588	504,526	(10)	1,357	85,803	(2)
	6,675	354,176	(11)	2,410	172,556	(3)
	—	—		1,875	134,981	(4)
Brent Turner	7,588	507,485	(12)	17,177	1,098,126	(1)
	6,675	356,779	(13)	1,293	81,756	(2)
	—	—		2,410	172,556	(3)
	—	—		1,875	134,981	(4)
Christopher L. Howard	6,464	429,791	(10)	14,248	910,875	(1)
	4,750	252,035	(11)	1,163	73,536	(2)
	2,045	64,827	(14)	2,053	146,995	(3)
	—	—		1,350	97,187	(4)
David M. Duckworth	875	63,919	(15)	13,313	851,100	(1)
	1,624	107,980	(10)	739	46,727	(2)
	15,176	999,340	(16)	812	58,139	(3)
	9,500	504,070	(11)	1,350	97,187	(4)
	1,298	41,147	(14)	2,410	192,270	(5)

(1)	Based on the closing sales price of our Common Stock of $63.93 on The NASDAQ Global Select Market on February 10, 2015, the date that the restricted stock units vested. See the section above entitled “COMPENSATION DISCUSSION AND ANALYSIS – Components of Executive Compensation – Equity-Based Compensation” for more information about the restricted stock units.
(2)	Based on the closing sales price of our Common Stock of $63.23 on The NASDAQ Global Select Market on February 27, 2015, the date that the shares of restricted stock vested.
(3)	Based on the closing sales price of our Common Stock of $71.60 on The NASDAQ Global Select Market on March 19, 2015, the date that the shares of restricted stock vested.
(4)	Based on the closing sales price of our Common Stock of $71.99 on The NASDAQ Global Select Market on March 27, 2015, the first business day immediately prior to the date that the shares of restricted stock vested.
(5)	Based on the closing sales price of our Common Stock of $79.78 on The NASDAQ Global Select Market on July 31, 2015, the first business day immediately prior to the date that the shares of restricted stock vested.
(6)	Based on the closing sales price of our Common Stock of $70.21 on The NASDAQ Global Select Market on April 2, 2015, the date that the options were exercised, less the option exercise price of $15.96.
(7)	Based on the closing sales price of our Common Stock of $70.21 on The NASDAQ Global Select Market on April 2, 2015, the date that the options were exercised, less the option exercise price of $29.39.
(8)	Based on the closing sales price of our Common Stock of $70.21 on The NASDAQ Global Select Market on April 2, 2015, the date that the options were exercised, less the option exercise price of $50.75.
(9)	Based on the closing sales price of our Common Stock of $63.23 on The NASDAQ Global Select Market on February 27, 2015, the date that the options were exercised, less the option exercise price of $50.75.

(10)	Based on the closing sales price of our Common Stock of $82.45 on The NASDAQ Global Select Market on August 10, 2015, the date that the options were exercised, less the option exercise price of $15.96.
(11)	Based on the closing sales price of our Common Stock of $82.45 on The NASDAQ Global Select Market on August 10, 2015, the date that the options were exercised, less the option exercise price of $29.39.
(12)	Based on the closing sales price of our Common Stock of $82.84 on The NASDAQ Global Select Market on August 6, 2015, the date that the options were exercised, less the option exercise price of $15.96.
(13)	Based on the closing sales price of our Common Stock of $82.84 on The NASDAQ Global Select Market on August 6, 2015, the date that the options were exercised, less the option exercise price of $29.39.
(14)	Based on the closing sales price of our Common Stock of $82.45 on The NASDAQ Global Select Market on August 10, 2015, the date that the options were exercised, less the option exercise price of $50.75.
(15)	Based on the closing sales price of our Common Stock of $82.45 on The NASDAQ Global Select Market on August 10, 2015, the date that the options were exercised, less the option exercise price of $9.40.
(16)	Based on the closing sales price of our Common Stock of $82.45 on The NASDAQ Global Select Market on August 10, 2015, the date that the options were exercised, less the option exercise price of $16.60.

Nonqualified Deferred Compensation

The following table shows the activity during 2015 and the aggregate balances held by each of our Named Executive Officers at December 31, 2015 under the Deferred Compensation Plan.

Name	Executive Contributions in 2015($)(1)	Company Contributions in 2015($)	Aggregate Earnings in 2015($)	Aggregate Withdrawals / Distributions($)	Aggregate Balance at December 31, 2015($)(2)
Joey A. Jacobs	$675	$—	$(504)	$—	$21,094
Ronald M. Fincher	64,108	—	944	57,750	125,227
Brent Turner	237,279	—	(10,156)	—	493,876
Christopher L. Howard	181,369	—	(7,433)	—	514,911
David M. Duckworth	136,611	—	(4,394)	—	394,894

(1)	These amounts are included in the Summary Compensation Table in the section above entitled “EXECUTIVE COMPENSATION – Summary Compensation Table.”
(2)	All amounts other than 2015 earnings are included in the Summary Compensation Table in the section above entitled “EXECUTIVE COMPENSATION – Summary Compensation Table.”

Under the plan, participants may defer up to 50% of their annual base compensation and up to 100% of any performance-based compensation. Participants are fully vested in their deferral accounts as to amounts they elect to defer. No employer matching contributions are made to the Deferred Compensation Plan. Participants will be able to select from several fund choices and their deferred compensation account will increase or decrease in value in accordance with the performance of the funds selected. Participants may receive a distribution from the Deferred Compensation Plan upon a qualifying distribution event such as separation from service, disability, death, change in control or an unforeseeable emergency. Following a participant’s separation from the Company for any reason, the participant’s vested interest in the account is paid to the participant (or the participant’s beneficiary in the event of the participant’s death) either in a lump sum or up to ten annual installments, as elected by the participant. The Deferred Compensation Plan is intended to be an unfunded plan administered and maintained by the Company primarily for the purpose of providing deferred compensation benefits to participants.

Potential Payments Upon Termination or Change in Control under the Employment Agreements

In April 2014, we entered into amended and restated employment agreements with each of Messrs. Jacobs, Fincher, Turner and Howard, and an initial employment agreement with Mr. Duckworth (collectively, the “Employment Agreements”). A summary of the Employment Agreements is provided below.

Compensation and Benefits

The base salaries under the Employment Agreements are subject to an annual increase in the sole discretion of our Board. In addition to base salary, under the Employment Agreements the executives are entitled to participate, in their sole discretion, in all of our employee benefit programs for which senior executive employees are generally eligible. Each executive is also reimbursed for reasonable expenses incurred in connection with services performed under each executive’s Employment Agreement.

Non-Competition and Non-Solicitation

During the term of each Employment Agreement and for 12 months thereafter (in the case of Mr. Duckworth), 24 months thereafter (in the case of Messrs. Fincher, Turner and Howard) or 36 months thereafter (in the case of Mr. Jacobs), each such executive is prohibited from (i) directly or indirectly managing, controlling, consulting, rendering services for or participating, engaging or owning an interest in any business which derives 25% of its gross revenue from the business of providing behavioral healthcare and/or related services and (ii) directly or indirectly managing, controlling, rendering services for or participating or consulting with any unit, division, segment or subsidiary of any other business that engages in or otherwise competes with (or was organized for the purpose of engaging in or competing with) the business of providing behavioral healthcare and/or related services (subject to certain exceptions), in each case within any geographical area in which we engage in such businesses. During the term of each Employment Agreement and for 12 months thereafter (in the case of Mr. Duckworth), 24 months thereafter (in the case of Messrs. Fincher, Turner and Howard) or 36 months thereafter (in the case of Mr. Jacobs), each such executive is prohibited from directly or indirectly soliciting or hiring any employee or independent contractor of ours or directly or indirectly soliciting any customer, supplier, licensee, licensor or other business relation of ours. In addition, the executives are subject to customary confidentiality and non-disparagement obligations both during and following their employment with the Company.

Severance

Under each Employment Agreement, if the executive is terminated without “Cause” or resigns with “Good Reason,” such executive is generally entitled to receive (subject to the satisfaction of certain conditions):

•	Such executive’s base salary through the termination date;

•	A prorated bonus amount for the calendar year in which the termination occurs;

•	An amount equal to a multiple of the target annual cash bonus amount to which such executive would be entitled with respect to the calendar year in which the termination date occurs, determined as if all of the performance objectives for such year have been achieved at the target level;

•	An amount equal to a multiple of such executive’s base salary as in effect on the termination date;

•	Any unused and unpaid time off and sick pay accrued through the termination date and any incurred but unreimbursed business expenses as of the termination date;

•	An amount equal to the cost of the premiums for continued health and dental insurance for the executive and/or his dependents in accordance with COBRA for a specified period; and

•	Full and immediate vesting of such executive’s stock options, restricted stock and other equity-based awards (collectively, the “Termination Payments”).

“Cause” (as defined in the Employment Agreements) means the occurrence of one or more of the following with respect to the applicable executive:

•	The conviction of or plea of nolo contendere to a felony or other crime involving moral turpitude or the conviction of any crime involving misappropriation, embezzlement or fraud with respect to the Company or any of its subsidiaries or any of their customers, suppliers or other business relations;

•	Conduct outside the scope of such executive’s duties and responsibilities under his Employment Agreement that causes the Company or any of its subsidiaries substantial public disgrace or disrepute or economic harm;

•	Repeated failure to perform duties consistent with such Employment Agreement as reasonably directed by our Board;

•	Any act or knowing omission aiding or abetting a competitor, supplier or customer of ours to our disadvantage or detriment;

•	Breach of fiduciary duty, gross negligence or willful misconduct with respect to us;

•	An administrative or other proceeding resulting in the suspension or debarment of such executive from participation in any contracts with, or programs of, the United States or any individual state or any agency or department thereof; or

•	Any other material breach by such executive of his Employment Agreement or any other agreement between such executive and us, which is not cured to the reasonable satisfaction of our Board within 30 days after written notice thereof to such executive.

“Good Reason” (as defined in the Employment Agreements) means if the applicable executive resigns his employment with the Company as a result of one or more of the following actions (in each case taken without the executive’s written consent): (i) a reduction in such executive’s base salary (other than as part of an across-the-board reduction that (A) results in a 10% or less reduction of such executive’s base salary as in effect on the date of any such reduction or (B) is approved by our Chief Executive Officer); (ii) a material diminution of such executive’s job duties or responsibilities inconsistent with the executive’s position; (iii) any other material breach by us of such Employment Agreement; or (iv) a relocation of our principal executive offices and corporate headquarters outside of a 30-mile radius of Nashville, Tennessee following relocation thereto in accordance with such Employment Agreement; provided that, none of the events described in clauses (i) through (iv) shall constitute Good Reason unless such executive shall have notified us in writing describing the event which constitutes Good Reason within 90 days after the occurrence of such event and then only if we shall have failed to cure such event within 30 days after our receipt of such written notice and such executive elects to terminate his employment as a result at the end of such 30 day period.

If an executive that is party to an Employment Agreement dies or becomes disabled, such executive is entitled to the applicable Termination Payments (other than the amount equal to a multiple of the target annual cash bonus amount and the amount equal to a multiple of such executive’s base salary as in effect on the termination date). In the event that an executive becomes disabled not due to death, such executive is entitled to receive continued installment payments of such executive’s base salary as in effect on the termination date for a specified period of time.

If we terminate an executive under an Employment Agreement for Cause or if any such executive resigns without Good Reason, such executive is only entitled to receive his unpaid base salary through the termination date and any bonus amount to which such executive is entitled by reference to the calendar year that ended on or prior to the termination date. Upon any termination of employment under an Employment Agreement, whether voluntary or otherwise, such executive has the option to elect to continue health insurance coverage until the earlier of (A) such time as the executive is eligible to participate in another health plan or (B) the executive becomes eligible for Medicare.

The tables below show the amounts that each Named Executive Officer would have received assuming that the Named Executive Officer’s employment was terminated or he died or became disabled effective December 31,

2015. As of December 31, 2015 and except as noted below, none of the Named Executive Officers were entitled to any compensation or benefits for resignation or retirement. Furthermore, the Employment Agreements do not distinguish a termination following a change in control from a termination in another context. Therefore, a termination following a change in control will entitle a Named Executive Officer to severance benefits only if the Named Executive Officer’s employment is otherwise terminated without Cause by the Company or by the Named Executive Officer for Good Reason.

Mr. Jacobs

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause(1)		Death or Disability
Base Salary	$3,060,000	(2)	$510,000	(3)
Non-Equity Incentive Plan Compensation(4)	3,825,000		3,825,000
Options (unexercisable)(5)	—		—
Restricted Stock (unvested)(6)	—		—
Insurance Benefits	37,623	(7)	6,270	(8)
Accrued Vacation(9)	133,463		133,463

Mr. Fincher

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause(1)		Death or Disability
Base Salary	$1,200,000	(2)	$300,000	(3)
Non-Equity Incentive Plan Compensation(4)	1,020,000		1,020,000
Options (unexercisable)(5)	—		—
Restricted Stock (unvested)(6)	—		—
Insurance Benefits	36,250	(7)	9,062	(8)
Accrued Vacation(9)	64,661		64,661

Mr. Turner

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause(1)		Death or Disability
Base Salary	$1,100,000	(2)	$275,000	(3)
Non-Equity Incentive Plan Compensation(4)	935,000		935,000
Options (unexercisable)(5)	—		—
Restricted Stock (unvested)(6)	—		—
Insurance Benefits	33,825	(7)	8,456	(8)
Accrued Vacation(9)	65,619		65,619

Mr. Howard

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause(1)		Death or Disability
Base Salary	$1,000,000	(2)	$250,000	(3)
Non-Equity Incentive Plan Compensation(4)	850,000		850,000
Options (unexercisable)(5)	—		—
Restricted Stock (unvested)(6)	—		—
Insurance Benefits	33,825	(7)	8,456	(8)
Accrued Vacation(9)	22,997		22,997

Mr. Duckworth

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause		Death or Disability
Base Salary	$960,000	(2)	$240,000	(3)
Non-Equity Incentive Plan Compensation(4)	360,000		360,000
Options (unexercisable)(5)	—		—
Restricted Stock (unvested)(6)	—		—
Insurance Benefits	13,477	(7)	6,738	(8)
Accrued Vacation(9)	40,652		40,652

(1)	The amounts shown would have been payable if we terminated the Named Executive Officer’s employment without Cause (as defined in his Employment Agreement) or if the Named Executive Officer resigned his employment for Good Reason (as defined in his Employment Agreement), provided that the Named Executive Officer had not breached the non-competition, non-solicitation, confidentiality and proprietary information provisions of his Employment Agreement.
(2)	The amount shown reflects the product of two times the Named Executive Officer’s base salary (except for Mr. Jacobs, which amount reflects the product of three times his base salary) as in effect on December 31, 2015 pursuant to the terms of his Employment Agreement (assuming that he is not in violation of the restrictive covenants set forth in his Employment Agreement or his General Release, if applicable). Pursuant to the Employment Agreements, base salary amounts are payable in regular installments over the course of the applicable severance period.
(3)	The amount shown reflects the Named Executive Officer’s base salary as in effect on December 31, 2015 payable for a period of six months in the event of disability pursuant to the terms of his Employment Agreement.
(4)	The amount shown reflects the cash incentive award of three times 125% of the base salary for Mr. Jacobs, two times 85% of the base salary for Messrs. Fincher, Howard and Turner and 75% of the base salary for Mr. Duckworth for 2015, assuming achievement of the performance goals at the maximum level, pursuant to the terms of the Employment Agreements.
(5)	Under the Incentive Plan, all stock options that have not vested as of the date of a participant’s termination for any reason shall terminate and expire as of the date of such termination.
(6)	Under the Incentive Plan, all restricted stock and restricted stock units that have not vested as of the date of a participant’s termination for any reason are forfeited as of the date of such termination.
(7)	The amount shown reflects the cost of the premiums for continued health and dental insurance for the Named Executive Officer or his dependents, in accordance with COBRA, for a period of 36 months for Mr. Jacobs, 24 months for Messrs. Fincher, Howard and Turner and 12 months for Mr. Duckworth, pursuant to the terms of the Employment Agreements.
(8)	The amount shown reflects the cost of the premiums for continued health and dental insurance for the Named Executive Officer or his dependents, in accordance with COBRA, for a period of six months pursuant to the terms of his Employment Agreement.
(9)	The amount shown reflects unused paid time off, pursuant to the terms of the Named Executive Officer’s Employment Agreement and our paid time off policies.

DIRECTOR COMPENSATION

The table below sets forth the 2015 compensation earned by or paid to our non-management directors. Messrs. Jacobs and Shear do not receive any additional compensation for their services as directors.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
E. Perot Bissell	$97,000	$99,625	$196,625
Christopher R. Gordon	60,000	101,702	159,625
William F. Grieco	100,000	99,625	199,625
Kyle D. Lattner(3)	60,000	99,625	159,625
Wade D. Miquelon	87,500	99,625	187,125
William M. Petrie, M.D.	82,500	99,625	182,125
Hartley R. Rogers	75,000	99,625	174,625
Reeve B. Waud	75,000	99,625	174,625

(1)	Includes annual retainers and fees associated with chairing a Board committee.
(2)	This column reflects the grant date fair value of restricted stock awards granted to directors calculated in accordance with ASC 718. On May 21, 2015, each non-management director (other than Mr. Gordon) elected or continuing to serve as a member of the Board received an award of 1,392 shares of restricted stock. The fair value of restricted stock awards is computed by multiplying the total number of shares subject to the award by the closing market price of the Company’s common stock on the date of grant ($71.57). Mr. Gordon joined the Board on February 11, 2015 and received an award of 1,611 shares of restricted stock on February 26, 2015. The closing market price of the Company’s common stock on February 26, 2015 was $63.13. The table above reflects all of the shares of restricted stock awarded to each director during 2015.

As of December 31, 2015, the non-management directors held the following number of shares of restricted stock: 4,001 for each of Messrs. Bissell, Grieco, Lattner, Miquelon, Rogers and Waud and Dr. Petrie, and 1,611 for Mr. Gordon.

(3)	Director compensation paid and/or awarded to Kyle D. Lattner is for the benefit of WCP. Mr. Lattner’s term as a member of the Board will expire at the Annual Meeting.

Our Board of Directors adopted a compensation plan for non-management directors effective January 1, 2013 (the “Directors Plan”), which provides:

•	An annual cash retainer of $60,000;

•	An annual cash retainer of $15,000 for each member of the Audit Committee and $30,000 for the chair of the Audit Committee;

•	An annual cash retainer of $12,500 for each member of the Compensation Committee and $27,500 for the chair of the Compensation Committee;

•	An annual cash retainer of $10,000 for each member of the Nominating Committee and $22,000 for the chair of the Nominating Committee;

•	An annual cash retainer of $15,000 for the Lead Director;

•	An initial grant of restricted stock having a value equal to $100,000; and

•	Following the year in which the initial grant of restricted stock was awarded, an annual grant of restricted stock having a value equal to $100,000.

In February 2016, the Board approved certain changes to the Directors Plan, effective May 19, 2016. Except as follows, all other aspects of the Directors Plan remain the same:

•	An annual cash retainer of $87,000;

•	An annual cash retainer of $45,000 for the Lead Director;

•	An initial grant of restricted stock having a value equal to $160,000; and

•	Following the year in which the initial grant of restricted stock was awarded, an annual grant of restricted stock having a value equal to $160,000.

In addition to the compensation described above, we also reimburse our directors for travel and out-of-pocket expenses in connection with their attendance at meetings of our Board of Directors.

Under the Directors Plan, all annual retainers shall be paid on the date of our annual meeting of stockholders (the “Annual Meeting Date”). Each year as of the Annual Meeting Date, each non-management member of our Board who is re-elected or who otherwise continues to be a member of the Board immediately thereafter is automatically granted under the Directors Plan, without further action by us, our Board of Directors, the Compensation Committee or our stockholders, shares of our restricted stock having a value equal to $160,000. The value of the restricted shares shall be based on the closing trading price of our Common Stock on the trading day immediately preceding the Annual Meeting Date. All restricted shares issued to non-management directors shall vest over three years with such shares to vest 33 1⁄3% per year on the three successive anniversary dates of the grant of restricted stock beginning on the first anniversary of the grant date.

Each of our directors is a party to an Indemnification Agreement with the Company pursuant to which we have agreed to indemnify and advance expenses to such director in connection with his service as our director, officer or agent to the fullest extent permitted by law and as set forth in each such agreement and, to the extent applicable, to maintain insurance coverage for each such director under our policies of directors’ and officers’ liability insurance.

AUDIT COMMITTEE REPORT

Our management has primary responsibility for preparing our financial statements and implementing internal controls over financial reporting. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States and the effectiveness of our internal control over financial reporting.

The role and responsibilities of the Audit Committee are set forth in a written charter adopted by our Board of Directors. The charter is available on our website, www.acadiahealthcare.com, under the webpage “Investors – Corporate Governance.” The Audit Committee reviews and reassesses the adequacy of the charter annually or more often as necessary and recommends any proposed changes to the Board. The Audit Committee acted in accordance with its charter in 2015. In fulfilling its responsibilities for fiscal year 2015, the Audit Committee:

•	Pre-approved all auditing and non-auditing services of Ernst & Young LLP;

•	Reviewed and discussed with management our unaudited quarterly financial statements during 2015 and our audited financial statements for the fiscal year ended December 31, 2015, including a discussion of critical accounting policies used in such financial statements;

•	Reviewed and discussed with the internal auditor the quality and appropriateness of our internal controls and reporting procedures;

•	Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, both with and without management present; and

•	Received the written disclosures and the letter from Ernst & Young LLP as required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence and discussed with Ernst & Young LLP their independence from us and management.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP as described above, and in reliance thereon, the Audit Committee recommended to our Board of Directors that the audited financial statements for the fiscal year ended December 31, 2015 be included in our Annual Report on Form 10-K for filing with the SEC.

AUDIT COMMITTEE:

William F. Grieco, Chairman
E. Perot Bissell
Hartley R. Rogers

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following section references Acadia Healthcare Holdings, LLC (“Acadia Holdings”), which was a privately owned holding company that owned the Company prior to the consummation of the Company’s acquisition of PHC (the “PHC Acquisition”) and was controlled by WCP.

Registration Rights Agreement

Acadia Holdings entered into an amended and restated registration rights agreement dated as of April 1, 2011 (the “Initial Registration Rights Agreement”) with the holders of substantially all of its equity securities pursuant to which such holders had the right to demand the registration of all or a portion of their securities and have certain “piggyback” registration rights, subject to certain limitations. In connection with the consummation of the PHC Acquisition, WCP and the other members of Acadia Holdings caused the dissolution of Acadia Holdings and the distribution of the common stock held by Acadia Holdings to its members. In connection with such dissolution and distribution, the Company assumed Acadia Holdings’ rights and obligations under the Initial Registration Rights Agreement.

Concurrently with the execution of the CRC Merger Agreement, we entered into a second amended and restated registration rights agreement, as amended (the “Former Registration Rights Agreement”), with the Management Investors, WCP and Bain Capital. The Former Registration Rights Agreement amended and replaced the Initial Registration Rights Agreement. The Former Registration Rights Agreement granted certain stockholders “demand” registration rights for registered offerings and “piggyback” registration rights with respect to our securities. All expenses incident to registrations were required to be borne by us.

Concurrently with the execution of the sale and purchase deed related to our acquisition of Priory, we entered into a third amended and restated registration rights agreement (the “New Registration Rights Agreement”), with the Management Investors, WCP, Bain Capital and investment funds affiliated with Advent International Corporation. The New Registration Rights Agreement amended and replaced the Former Registration Rights Agreement. The New Registration Rights Agreement grants certain stockholders “demand” registration rights for registered offerings and “piggyback” registration rights with respect to our securities. All expenses incident to registrations are required to be borne by us.

Stockholders Agreement

In connection with consummation of the PHC Acquisition, we entered into the Former Stockholders Agreement with the Management Investors and WCP. The Former Stockholders Agreement entitled WCP, for so long as WCP owned at least 17.5% of our outstanding common stock, to designate the pro rata number of our directors proportional (but rounded up to the nearest whole number) to its percentage ownership of our outstanding common stock, subject to the NASDAQ rules regarding director independence, and gave WCP consent rights to many corporate actions, such as issuing equity or debt securities, paying dividends, acquiring any interest in another company and materially changing our business activities. The Former Stockholders Agreement also contained certain transfer restrictions with respect to our common stock owned by the Management Investors at the time the Former Stockholders Agreement was entered into.

Concurrently with the execution of the CRC Merger Agreement, we entered into the New Stockholders Agreement, with the Management Investors, WCP and Bain Capital. The New Stockholders Agreement amended and replaced the Former Stockholders Agreement and became effective on February 11, 2015 in connection with the closing of our acquisition of CRC.

The New Stockholders Agreement grants WCP the right to designate, following the expiration of the current term of Class II directors designated by WCP, one nominee for election to our board of directors for one additional three-year term.

Certain covenants and consent rights in favor of WCP contained in the Former Stockholders Agreement were removed in the New Stockholders Agreement. The New Stockholders Agreement includes a standstill provision that would prevent Bain Capital from acquiring additional shares of our Common Stock, mounting a proxy contest, seeking to enter into a merger agreement, taking us private or taking certain other actions involving the sale or purchase of a substantial portion of our securities or debt.

Transfer Restrictions. The New Stockholders Agreement provides that no Management Investor may transfer any interest in any Restricted Shares (as defined below), except as described in the following sentence, without first obtaining the consent of WCP; provided, that the Management Investors may transfer Stockholder Shares to their “Permitted Transferees” (as defined in the New Stockholders Agreement) as long as the transferring Management Investor retains voting control over the transferred Stockholder Shares. The aforementioned restrictions on transfer do not apply to the following Stockholder Shares:

•	Stockholder Shares received as consideration in the PHC Acquisition;

•	Stockholder Shares purchased or otherwise acquired by any Management Investor after the effective time of the PHC Acquisition (excluding, for the avoidance of doubt, Stockholder Shares received in the dissolution of Acadia Holdings); and

•	A percentage of Stockholder Shares held by each Management Investor and designated as “Unrestricted Shares” in accordance with the terms of the New Stockholders Agreement.

The New Stockholders Agreement defines “Stockholder Shares” as (i) any shares of our Common Stock or other of our or our subsidiaries’ equity securities from time to time purchased or otherwise acquired or held by any party to the New Stockholders Agreement, (ii) any of our Common Stock or other of our or our subsidiaries’ equity securities from time to time issued or issuable directly or indirectly upon the conversion, exercise or exchange of any securities purchased or otherwise acquired by any party to the New Stockholders Agreement (excluding options to purchase our Common Stock granted by us unless and until such options are exercised), and (iii) any other capital stock or other of our or our subsidiaries’ other equity securities from time to time issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

The New Stockholders Agreement defines “Unrestricted Shares,” with respect to any Management Investor, as the number of such Management Investor’s Subject Shares (as defined below) determined by multiplying (x) the total number of Subject Shares held by such Management Investor as of November 1, 2011 (as appropriately adjusted for stock splits, stock dividends, stock combinations, recapitalizations and the like), by (y) the difference of 100% minus the WCP Liquidity Percentage (as defined below); provided, that (a) from and after November 1, 2014, no fewer than 33% of the Subject Shares held by such Management Investor as of November 1, 2011 shall be Unrestricted Shares, (b) from and after November 1, 2015, no fewer than 67% of the Subject Shares held by such Management Investor as of November 1, 2011 shall be Unrestricted Shares, and (c) from and after November 1, 2016, 100% of such Management Investor’s Subject Shares shall be Unrestricted Shares.

The New Stockholders Agreement also defines “Subject Shares,” with respect to any Management Investor, as all Stockholder Shares purchased or otherwise acquired or held by such Management Investor other than (A) any Stockholder Shares received by such Management Investor as consideration in the PHC Acquisition, and (B) any Stockholder Shares purchased or otherwise acquired by such Management Investor after the effective time of the PHC Acquisition (which, for purposes of clarity, shall not include any Stockholder Shares received by such Management Investor in connection with the dissolution of Acadia Holdings or otherwise in connection with the liquidation and dissolution of Acadia Holdings), and defines “WCP Liquidity Percentage” as the percentage obtained by dividing (i) the total number of Stockholder Shares constituting WCP Equity (as defined below) as of the date of determination, by (ii) the total number of Stockholder Shares constituting WCP Equity as of November 1, 2011 (as appropriately adjusted for stock splits, stock dividends, stock combinations, recapitalizations and the like).

The New Stockholders Agreement defines “WCP Equity” as (i) the Common Stock held by WCP on November 1, 2011 and any other Stockholder Shares from time to time issued to or otherwise acquired by WCP (other than pursuant to purchases made on the open market and not in connection with any private placement by us), and (ii) any securities issued with respect to the securities referred to in clause (i) by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization. As to any particular securities constituting WCP Equity, such securities shall cease to be WCP Equity when they have been (A) effectively registered under the Securities Act and disposed of for cash in accordance with the registration statement covering them, (B) purchased or otherwise acquired for cash by any person other than WCP, or (C) redeemed or repurchased for cash by the Company or any of its subsidiaries or any designee thereof. The Stockholder Shares not described in clauses (i), (ii) and (iii) of the prior sentence are referred to in the New Stockholders Agreement as “Restricted Shares.”

Lock-Ups. The New Stockholders Agreement provides that no Management Investor or other holder of Restricted Shares will take any of the following actions from the date the Company gives notice to the Management Investors that a preliminary or final prospectus has been circulated for a public offering and during the 60 days following the date of the final prospectus for such public offering: (i) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Company’s or its subsidiaries’ equity securities or any securities convertible into or exchangeable or exercisable for such securities; (ii) enter into any transaction which would have the same effect as described in clause (i); (iii) enter into any swap, hedge or other arrangement that transfers, in whole or part, any of the economic consequences or ownership of any of the securities described in clause (i); or (iv) publicly disclose the intention to enter into any transaction described in clauses (i), (ii) or (iii). The foregoing restrictions do not apply to transactions made in the subject public offering and those to which the underwriters managing such public offering agree in writing. As used in this “– Stockholders Agreement” section, “public offering” refers to any offering by the Company of the Company’s or its subsidiaries’ capital stock or other equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force.

Affiliate Transactions

We have entered into employment agreements with our Named Executive Officers. See the section above entitled “EXECUTIVE COMPENSATION – Potential Payments Upon Termination or Change in Control under the Employment Agreements” for more information about such employment agreements.

GENERAL INFORMATION

Stockholder Proposals for 2017 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, proper stockholder proposals intended to be presented at our 2017 annual meeting of stockholders must be received by us at our principal executive offices at 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067 no later than December 9, 2016 for the proposals to be included in the Proxy Statement and form of proxy card for that meeting.

If a stockholder desires to bring a matter before our annual meeting of stockholders and the matter is submitted outside the process of Rule 14a-8, including with respect to nominations for election as directors, the stockholder must follow the procedures set forth in our Bylaws. Our Bylaws provide generally that stockholder proposals and director nominations to be considered at an annual meeting of stockholders may be made by a stockholder only if (1) the stockholder is a stockholder of record and is entitled to vote at the meeting, and (2) the stockholder gives timely written notice of the matter to our corporate secretary. To be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, in the event that our annual meeting is more than 30 days before or more than 70 days after the date of first anniversary of the preceding year’s annual meeting of stockholders, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. Under our Bylaws, notice with respect to the 2017 annual meeting of stockholders must be received at our principal executive offices between the dates of January 19, 2017 and February 18, 2017, unless the 2017 annual meeting is called for a date that is more than 30 days before or more than 70 days after May 19, 2017. The notice must set forth the information required by the provisions of our Bylaws dealing with stockholder proposals and nominations of directors.

Annual Report on Form 10-K

As indicated in the Notice of Internet Availability of Proxy Materials, a copy of this Proxy Statement and our 2015 Annual Report to Stockholders has been posted on the website www.proxyvote.com. Upon the written request of any stockholder entitled to vote at the Annual Meeting, we will furnish, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC. Requests should be directed to Acadia Healthcare Company, Inc., 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067, Attention: Christopher L. Howard, Esq., Executive Vice President, General Counsel and Secretary, (615) 851-6000. Our Annual Report to Stockholders and Annual Report on Form 10-K are not proxy soliciting materials.

Delivery of Documents to Stockholders Sharing an Address

Householding is a program adopted by the SEC that permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports, proxy statements and the Notices of Internet Availability of proxy materials sent to multiple stockholders of record who have the same address by delivering a single annual report, proxy statement or Notice of Internet Availability of Proxy Materials to that address. Householding is designed to reduce a company’s printing costs and postage fees. Brokers with account holders who are stockholders of the Company may be householding the Company’s proxy materials. If your household participates in the householding program, you will receive one Notice of Internet Availability of Proxy Materials. If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, annual report or Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to our General Counsel and Secretary at 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067, or by calling (615) 861-6000. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report, proxy statement and Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

If you receive more than one Notice of Internet Availability of Proxy Materials, this means that you have multiple accounts holding Common Stock with brokers and/or the Company’s transfer agent. Please vote all of your shares by following the instructions included on each Notice of Internet Availability of Proxy Materials. Additionally, to avoid receiving multiple sets of proxy materials in the future, the Company recommends that you contact Broadridge Financial Services, Inc. at www.proxyvote.com or (800) 579-1639 to consolidate as many accounts as possible under the same name and address. If you are a beneficial holder, please call your broker for instructions.

Electronic Access to Proxy Statement and Annual Report to Stockholders

We have elected to provide this Proxy Statement and our 2015 Annual Report to Stockholders over the Internet through a “notice and access” model. The Notice of Internet Availability of Proxy Materials provides instructions on how you may access this Proxy Statement and our 2015 Annual Report to Stockholders on the Internet at www.proxyvote.com or request a printed copy at no charge. In addition, the Notice of Internet Availability of Proxy Materials provides instructions on how you may request to receive, at no charge, all future proxy materials in printed form by mail or electronically by email. Your election to receive proxy materials by mail or email will remain in effect until you revoke it. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact of our annual meetings on the environment.

ACADIA HEALTHCARE COMPANY, INC.

Joey A. Jacobs
Chairman, Director and Chief Executive Officer

April 8, 2016

Reconciliation of Adjusted EBITDA for Purposes of Compensation Plans

(Unaudited)

	Year Ended December 31,
(in thousands)	2015	2014
Net income attributable to Acadia Healthcare Company, Inc.	$112,554	$83,040
(Income) loss from discontinuing operations, net of income taxes	(111)	192
Net loss attributable to noncontrolling interests	(1,078)	—
Provision for income taxes	53,388	42,922
Interest expense, net	106,742	48,221
Depreciation and amortization	63,550	32,667

EBITDA	335,045	207,042

Adjustments:
Equity-based compensation expense (a)	20,472	10,058
Debt extinguishment costs (b)	10,818	—
Loss (gain) on foreign currency derivatives (c)	1,926	(15,262)
Transaction-related expenses (d)	36,571	13,650

Adjusted EBITDA, as reported	$404,832	$215,488

Severance and restructuring costs (e)	1,290	1,140
Impairment and other non-cash charges (f)	365	72

Adjusted EBITDA for purposes of compensation plans	$406,487	$216,700

Reconciliation of Adjusted EPS for Purposes of Compensation Plans

(Unaudited)

	Year Ended December 31,
(in thousands)	2015	2014
Net income attributable to Acadia Healthcare Company, Inc.	$112,554	$83,040
(Income) loss from discontinuing operations, net of income taxes	(111)	192
Provision for income taxes	53,388	42,922

Income from continuing operations attributable to Acadia Healthcare Company, Inc. before income taxes	165,831	126,154

Adjustments to income from continuing operations:
Debt extinguishment costs (b)	10,818	—
Loss (gain) on foreign currency derivatives (c)	1,926	(15,262)
Transaction-related expenses (d)	36,571	13,650
Income tax provision reflecting tax effect of adjustments to income from continuing operations (e)	(62,392)	(39,522)

Adjusted income from continuing operations attributable to Acadia Healthcare Company, Inc.	$152,754	$85,020

Weighted-average shares outstanding - diluted	68,391	55,327

Adjusted EPS for purposes of compensation plans	$2.23	$1.54

(a)	Represents the equity-based compensation expense of Acadia.
(b)	Represents the debt extinguishment costs related to the repayment of $97.5 million of the Company’s 12.875% Senior Notes due 2018, including a prepayment premium of $7.5 million and the write-off of $3.3 million of deferred financing costs.
(c)	Represents the change in fair value of foreign currency derivatives purchased by Acadia related to its acquisitions in the U.K. during 2015 and in July 2014.
(d)	Represents transaction-related expenses incurred by Acadia related to acquisitions.
(e)	Represents severance and restructuring costs not included in transaction costs.
(f)	Represents non-cash charges such as loss on disposal of assets and other one-time charges.

APPENDIX A

First Amendment to the

Acadia Healthcare Company, Inc.

Incentive Compensation Plan

This Amendment to the Acadia Healthcare Company, Inc. Incentive Compensation Plan (the “Plan”) is adopted by Acadia Healthcare Company, Inc. (the “Company”), effective as of May 19, 2016.

WHEREAS, the Company has established the Plan through which the Company may grant awards of stock options, stock appreciation rights, restricted stock and other stock-based and cash-based awards to directors, officers and other employees of the Company and its subsidiaries, as well as other persons performing consulting or advisory services for the Company; and

WHEREAS, the Company desires to amend the Plan to increase the total number of shares that may be granted pursuant to the Plan by 3,500,000 shares, resulting in a total of 8,200,000 shares that may be granted under the Plan, and to clarify the provisions limiting cash buyouts and share re-pricing for options and stock appreciation rights.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	By deleting Section 4.1(a) in its entirety and inserting the following in its place and stead:

“4.1 Shares.

(a) The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 8,200,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 8,200,000 shares. With respect to Stock Appreciation Rights settled in Common Stock, upon settlement, only the number of shares of Common Stock delivered to a Participant (based on the difference between the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date such Stock Appreciation Right is exercised and the exercise price of each Stock Appreciation Right on the date such Stock Appreciation Right was awarded) shall count against the aggregate and individual share limitations set forth under Sections 4.1(a) and 4.1(b). If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.”

2.	By deleting Section 6.4(l) in its entirety and inserting the following in its place and stead:

“(l) Form of Stock Options; No Re-Pricing. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee. Except as provided in Section 4.2 or Article XII, without stockholder approval the Committee shall not be permitted to (i) amend an outstanding Stock

A-1

Option to lower or reduce the exercise price thereof; (ii) cancel an outstanding Stock Option when the exercise price per share exceeds the Fair Market Value of the underlying shares in exchange for cash or another Award for the purpose of re-pricing the Stock Option; or (iii) cancel or accept the surrender of an outstanding Stock Option in exchange for a Stock Option with an exercise price that is less than the exercise price of the cancelled or surrendered Award.”

3.	By deleting Section 7.7 in its entirety and inserting the following in its place and stead:

“7.7 Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14.4. Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate. Except as provided in Section 4.2 or Article XII, and notwithstanding any other provision, without stockholder approval the Committee shall not be permitted to (i) amend an outstanding Stock Appreciation Right to lower or reduce the exercise price thereof; (ii) cancel an outstanding Stock Appreciation Right when the exercise price per share exceeds the Fair Market Value of the underlying shares in exchange for cash or another Award for the purpose of re-pricing the Stock Appreciation Right; or (iii) cancel or accept the surrender of an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with an exercise price that is less than the exercise price of the cancelled or surrendered Award.”

IN WITNESS WHEREOF, this Amendment is hereby executed by the undersigned officer of the Company, to be effective as of the date first written above.

Acadia Healthcare Company, Inc.

By:
Name:	Christopher L. Howard
Title:	Executive Vice President, General Counsel and Secretary

A-2

APPENDIX B

Acadia Healthcare Company, Inc.

Incentive Compensation Plan

Article I

PURPOSE

Acadia Healthcare Company, Inc. hereby amends and restates the 2011 Incentive Compensation Plan, as the Acadia Healthcare Company, Inc. Incentive Compensation Plan, effective as of the date set forth in Article XV to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

Article II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1 “Acquisition Event” has the meaning set forth in Section 4.2(d).

2.2 “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

2.3 “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Award, Other Stock-Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.4 “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to an Award.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means, unless otherwise provided by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a (i) willful or serious misconduct or gross negligence in the performance of the Participant’s duties to the Company; (ii) willful or repeated failure to satisfactorily perform the Participant’s duties to the Company or to follow the lawful directives of the Board or any executive or supervisor to which the Participant reports (other than as a result of death or due to Disability); (iii) commission of, indictment for, conviction of, or pleading of guilty or nolo contendere to, a felony or any crime involving moral turpitude; (iv) performance of any act of theft, embezzlement, fraud, malfeasance, dishonesty or misappropriation of the Company’s property; or (v) breach of, or failure to comply with, any material agreement with the Company, or a violation of the Company’s code of conduct or other written policy; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7 “Change in Control” has the meaning set forth in 11.2.

2.8 “Change in Control Price” has the meaning set forth in Section 11.1.

2.9 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any treasury regulation promulgated thereunder.

2.10 “Committee” means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.

2.11 “Common Stock” means the common stock, $0.01 par value per share, of the Company.

2.12 “Company” means Acadia Healthcare Company, Inc., a Delaware corporation, and its successors by operation of law.

2.13 “Consultant” means any Person who is an advisor or consultant to the Company or its Affiliates.

2.14 “Disability” means, unless otherwise provided by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.15 “Effective Date” means the effective date of the Plan as defined in Article XV.

2.16 “Eligible Employees” means each employee of the Company or an Affiliate.

2.17 “Eligible Individual” means any Eligible Employee, Non-Employee Director or Consultant.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.19 “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.20 “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8.

2.21 “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.22 “Non-Employee Director” means a director or a member of the Board of the Company or any Affiliate who is not an active employee of the Company or any Affiliate.

2.23 “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.24 “Non-Tandem Stock Appreciation Right” shall mean the right to receive an amount in cash and/or stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.25 “Other Cash-Based Award” means an Award granted pursuant to Section 10.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as provided by the Committee in the applicable Award Agreement.

2.26 “Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

2.27 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.28 “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.

2.29 “Performance Award” means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.

2.30 “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more of the performance goals set forth in Exhibit A hereto.

2.31 “Performance Period” means the period designated during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

2.32 “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government or any branch, department, agency, political subdivision or official thereof.

2.33 “Plan” means this Incentive Compensation Plan, as an amendment and restatement of the 2011 Incentive Compensation Plan and as amended from time to time.

2.34 “Reference Stock Option” has the meaning set forth in Section 7.1.

2.35 “Registration Date” means the date on which the Company sells its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act.

2.36 “Restricted Stock” means an Award of shares of Common Stock under the Plan that is subject to restrictions under Article VIII.

2.37 “Restriction Period” has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.

2.38 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.39 “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable treasury regulations thereunder.

2.40 “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.

2.41 “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.42 “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VII.

2.43 “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Individuals granted pursuant to Article VI.

2.44 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.45 “Tandem Stock Appreciation Right” shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

2.46 “Ten Percent Stockholder” means a Person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.47 “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.48 “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of such Consultant’s consultancy, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.

2.49 “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of such Non-Employee Director’s directorship, such Non-Employee Director’s ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.50 “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of such Eligible Employee’s employment, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.

2.51 “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

2.52 “Transition Period” means the period beginning with the Registration Date and ending as of the earlier of: (i) the date of the first annual meeting of stockholders of the Company at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Registration Date occurs; and (ii) the expiration of the “reliance period” under Treasury Regulation Section 1.162-27(f)(2).

Article III

ADMINISTRATION

3.1 The Committee. The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, (b) an “outside director” under Section 162(m) of the Code and (c) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

3.2 Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Individuals: (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Performance Awards; (v) Other Stock-Based Awards; and (vi) Other Cash-Based Awards. In particular, the Committee shall have the authority:

(a) to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;

(c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine);

(e) to determine the amount of cash to be covered by each Award granted hereunder;

(f) to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

(g) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);

(h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(i) to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee following the date of the acquisition or exercise of such Award;

(j) to modify, extend or renew an Award, subject to Article XII and Section 6.4(l), provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant; and

(k) solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.

3.3 Guidelines. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for Persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3, and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6 Designation of Consultants/Liability.

(a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee. In the event of any designation of authority hereunder, subject to applicable law, applicable stock exchange rules and any limitations imposed by the Committee in connection with such designation, such designee or designees shall have the power and authority to take such actions, exercise such powers and make such determinations that are otherwise specifically designated to the Committee hereunder.

(b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any Person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

3.7 Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under the Plan.

Article IV

SHARE LIMITATION

4.1 Shares.

(a) The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 4,700,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 4,700,000 shares. With respect to Stock Appreciation Rights settled in Common Stock, upon settlement, only the number of shares of Common Stock delivered to a Participant (based on the difference between the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date such Stock Appreciation Right is exercised and the exercise price of each Stock Appreciation Right on the date such Stock Appreciation Right was awarded) shall count against the aggregate and individual share limitations set forth under Sections 4.1(a) and 4.1(b).

If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.

(b) Individual Participant Limitations. To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as “performance-based compensation,” the following individual Participant limitations shall only apply after the expiration of the Transition Period:

(i) The maximum number of shares of Common Stock subject to any Award of Stock Options, or Stock Appreciation Rights, or shares of Restricted Stock, or Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 750,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 1,500,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Participant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii) There are no annual individual share limitations applicable to Participants on Restricted Stock or Other Stock-Based Awards for which the grant, vesting or payment (as applicable) of any such Award is not subject to the attainment of Performance Goals.

(iii) The maximum number of shares of Common Stock subject to any Performance Award which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 750,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company.

(iv) The maximum value of a cash payment made under a Performance Award which may be granted under the Plan with respect to any fiscal year of the Company to any Participant shall be $10,000,000.

(v) The individual Participant limitations set forth in this Section 4.1(b) (other than Section 4.1(b)(iii)) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant during a fiscal year are not covered by an Award to such Participant in a fiscal year, the number of shares of Common Stock available for Awards to such Participant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.2 Changes.

(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b) Subject to the provisions of Section 4.2(d), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award granted under the Plan, and/or (iii) the purchase price thereof, shall be appropriately adjusted. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), including by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all of the Company’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

(c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or 4.2(b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as an “Acquisition Event”), then the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant elected exercise, effective as of the date of the Acquisition Event, by (i) cashing-out such Awards upon the date of consummation of the Acquisition Event, or (ii) delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XI shall apply.

4.3 Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

Article V

ELIGIBILITY

5.1 General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee.

5.2 Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee.

5.3 General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.

Article VI

STOCK OPTIONS

6.1 Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.

6.3 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

6.4 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be provided by the Committee in the applicable Award Agreement at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c) Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.4, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be provided by the Committee in the applicable Award Agreement at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine.

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 6.4(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e) Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may provide in the applicable Award Agreement at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member or such other Person or entity in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member or such other Person or entity pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award Agreement.

(f) Termination by Death and Disability. Unless otherwise provided by the Committee in the applicable Award Agreement at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, following a termination by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

(g) Involuntary Termination Without Cause. Unless otherwise provided by the Committee in the applicable Award Agreement at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination by the Company without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(h) Voluntary Termination. Unless otherwise provided by the Committee in the applicable Award Agreement at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 6.4(i)(y)

hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(i) Termination for Cause. Unless otherwise provided by the Committee in the applicable Award Agreement at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6.4(h)) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(j) Unvested Stock Options. Unless otherwise provided by the Committee in the applicable Award Agreement at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(k) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding anything herein to the contrary, the exercise price with respect to a Stock Option cannot be lowered, and a Stock Option cannot be replaced (including replacement with cash) or regranted to the affected Participant through cancellation without stockholder approval.

(m) Deferred Delivery of Common Shares. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee in the applicable Award Agreement, which shall be intended to comply with the requirements of Section 409A of the Code.

(n) Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and be treated as Restricted Stock. Unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(o) Cashing-Out of Stock Options. Unless otherwise provided in the Award Agreement, on receipt of written notice of exercise, the Committee may elect to cash-out all or part of the portion of the shares for which an Option is being exercised by paying the optionee an amount, in cash or shares of Common Stock, equal to the excess of the Fair Market Value of the shares of Common Stock over the exercise price multiplied by the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

(p) Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

Article VII

STOCK APPRECIATION RIGHTS

7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be provided by the Committee in the applicable Award Agreement at the time of grant, and the following:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be provided by the Committee in the applicable Award Agreement at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise provided by the Committee in the applicable Award Agreement at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until, and then only to the extent that the exercise or termination of the Reference Stock Option causes, the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).

(d) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.

(e) Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares of Common Stock in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(f) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g) Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of the Plan.

7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.

7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be provided by the Committee in the applicable Award Agreement at the time of grant, and the following:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be provided by the Committee in the applicable Award Agreement at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(c) Exercisability. In accordance with the provisions of this Section 7.4, Non-Tandem Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be provided by the Committee in the applicable Award Agreement at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine.

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 7.4(c), Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant.

(f) Termination. Unless otherwise provided by the Committee in the applicable Award Agreement at the time of grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Non-Tandem Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination in accordance with the provisions of Sections 6.4(f) through 6.4(j).

(g) Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5 Limited Stock Appreciation Rights. The Committee may grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited

Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award Agreement, the Participant shall receive in cash and/or Common Stock, an amount equal to the amount (i) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights.

7.6 Cashing-Out of SARs. Unless otherwise provided in the Award Agreement, on receipt of written notice of exercise, the Committee may elect to cash-out all or part of the portion of the shares underlying a SAR by paying the holder an amount, in cash or shares of Common Stock, equal to the excess of the Fair Market Value of the shares of Common Stock over the base price multiplied by the number of shares of Common Stock for which the SAR is being exercised on the effective date of such cash-out.

7.7 Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14.4. Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate. Notwithstanding anything herein to the contrary, the exercise price with respect to a Stock Option, or base price with respect to a Stock Appreciation Right, cannot be lowered, and neither a Stock Option nor a Stock Appreciation Right can be replaced (including replacement with cash) or regranted to the affected Participant through cancellation without stockholder approval.

Article VIII

RESTRICTED STOCK

8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals) or such other factor as the Committee may determine, including to comply with the requirements of Section 162(m) of the Code.

Restricted Stock for which the grant is conditioned on Performance Goals or other factors may be referred to as “Restricted Stock Units.”

8.2 Awards and Certificates. Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company, to the extent required by the Committee, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b) Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c) Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Acadia Healthcare Company, Inc. (the “Company”) Incentive Compensation Plan (the “Plan”) and an Agreement entered into between the registered owner and the Company dated             . Copies of such Plan and Agreement are on file at the principal office of the Company.”

(d) Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

8.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(a) Restriction Period.

(i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) and/or such other factors or criteria as the Committee may determine, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(ii) If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.

(b) Rights as a Stockholder. Except as provided in Section 8.3(a) and this Section 8.3(b) or as otherwise provided by the Committee in the applicable Award Agreement at the time of grant, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may provide in the applicable Award Agreement at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c) Termination. Unless otherwise provided by the Committee in the applicable Award Agreement at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

(d) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

Article IX

PERFORMANCE AWARDS

9.1 Performance Awards. The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. The Committee may grant Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, as well as Performance Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code. If the Performance Award is payable in shares of Restricted Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal in accordance with Article VIII. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as provided by the Committee in the applicable Award Agreement at the time of grant. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve.

With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall condition the right to payment of any Performance Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c).

9.2 Terms and Conditions. Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a) Earning of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Award that has been earned.

(b) Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.

(c) Objective Performance Goals, Formulae or Standards. With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(d) Dividends. Unless otherwise provided by the Committee in the applicable Award Agreement at the time of grant, amounts equal to dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant. Notwithstanding anything herein to the contrary, no dividends or dividend equivalents will be granted with respect to unearned Performance Awards.

(e) Payment. Following the Committee’s determination in accordance with Section 9.2(a), the Company shall settle Performance Awards, in such form (including, without limitation, in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards. With respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall be precluded from having discretion to increase the amount of compensation payable under the terms of such Award.

(f) Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(g) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.

Article X

OTHER STOCK-BASED AND CASH-BASED AWARDS

10.1 Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the grant or vesting of such Other Stock-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

10.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a) Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b) Dividends. Unless otherwise provided by the Committee in the applicable Award Agreement at the time of grant, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents in respect of the number of shares of Common Stock covered by the Award.

(c) Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement.

(d) Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee.

10.3 Other Cash-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Cash-Based Awards in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Other Cash-Based Awards shall be made, the amounts to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Cash-Based Awards upon the completion of a specified Performance Period.

The Committee may condition the grant or vesting of Other Cash-Based Awards upon the attainment of specified Performance Goals as the Committee may determine; provided that to the extent that such Other Cash-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the grant or vesting of such Other Cash-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

Article XI

CHANGE IN CONTROL PROVISIONS

11.1 Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Award shall not vest automatically and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee:

(a) Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

(b) The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 11.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c) Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

11.2 Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement at the time of grant or other written agreement approved by the Committee, a “Change in Control” shall be deemed to occur if:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section 11.2 or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 11.2(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(d) a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

11.3 Initial Public Offering not a Change in Control. Notwithstanding the foregoing, for purposes of the Plan, the occurrence of the Registration Date or any change in the composition of the Board within one year following the Registration Date shall not be considered a Change in Control.

Article XII

TERMINATION OR AMENDMENT OF PLAN

12.1 Termination or Amendment. Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.4; (vi) alter the Performance Goals for Restricted Stock, Performance Awards, Other Stock-Based Awards or Other Cash-Based Awards as set forth in Exhibit A hereto; (vii) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award, except in accordance with Section 6.4(l); or (viii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

Article XIII

UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.

Article XIV

GENERAL PROVISIONS

14.1 Legend. The Committee may require each Person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.2 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

14.3 No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy or directorship at any time.

14.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

14.5 No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such Person.

14.6 Listing and Other Conditions.

(a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c) Upon termination of any period of suspension under this Section 14.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d) A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

14.7 Stockholders Agreement and Other Requirements. Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to an Award under the Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder’s agreement or such other documentation that shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, and such other terms as the Board or Committee shall from time to time establish. Such stockholder’s agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such stockholder’s agreement or other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing stockholder agreement (or other agreement).

14.8 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

14.9 Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.

14.10 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

14.11 Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

14.12 Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.

14.13 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

14.14 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

14.15 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by Persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

14.16 Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.

14.17 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

14.18 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

14.19 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

14.20 Agreement. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-Up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-Up Period.

14.21 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

14.22 Section 162(m) of the Code. Notwithstanding any other provision of the Plan to the contrary, (i) prior to the Registration Date and during the Transition Period, the provisions of the Plan requiring compliance with Section 162(m) of the Code for Awards intended to qualify as “performance-based compensation” shall only apply to the extent required by Section 162(m) of the Code, and (ii) the provisions of the Plan requiring compliance with Section 162(m) of the Code shall not apply to Awards granted under the Plan that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

14.23 Post-Transition Period. Following the Transition Period, any Award granted under the Plan that is intended to be “performance-based compensation” under Section 162(m) of the Code, shall be subject to the approval of the material terms of the Plan by a majority of the stockholders of the Company in accordance with Section 162(m) of the Code and the treasury regulations promulgated thereunder.

14.24 Company Recoupment of Awards. A Participant’s rights with respect to any Award hereunder shall in all events be subject to (i) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or (ii) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.

Article XV

EFFECTIVE DATE OF PLAN

The Plan originally became effective on September 7, 2011, which is the date of its adoption by the Board, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware. Following its adoption by the Committee, this amendment and restatement of the Plan shall become effective as of May 23, 2013 upon receipt of the requisite approval of the stockholders of the Company at the 2013 Annual Meeting of Stockholders. In the absence of such stockholder approval, any outstanding Awards for which the terms have been established under this amended and restated Plan and subject to such stockholder approval shall be null and void.

Article XVI

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date that this amended and restated Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date; provided that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based compensation” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals are re-approved (or other designated Performance Goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals.

EXHIBIT A

PERFORMANCE GOALS

To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of Awards intended to be “performance-based compensation” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals:

•	earnings per share;

•	operating income;

•	gross income;

•	net income (before or after taxes);

•	cash flow;

•	gross profit;

•	gross profit return on investment;

•	gross margin return on investment;

•	gross margin;

•	operating margin;

•	working capital;

•	earnings before interest and taxes;

•	earnings before interest, tax, depreciation and amortization;

•	return on equity;

•	return on assets;

•	return on capital;

•	return on invested capital;

•	net revenues;

•	gross revenues;

•	revenue growth, as to either gross or net revenues;

•	annual recurring net or gross revenues;

•	recurring net or gross revenues;

•	license revenues;

•	sales or market share;

•	total stockholder return;

•	economic value added;

•	specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;

•	the fair market value of a share of Common Stock;

•	the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends;

•	reduction in operating expenses; or

•	other objective criteria determined by the Committee.

With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:

(a) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Standards Codification 225-20, “Extraordinary and Unusual Items,” and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(c) a change in tax law or accounting standards required by generally accepted accounting principles.

Performance goals may also be based upon individual participant performance goals, as determined by the Committee. In addition, Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on the performance goals set forth herein or on such other performance goals as determined by the Committee in its sole discretion.

In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit, administrative department or product category of the Company) performance under one or more of the measures described above relative to the performance of other corporations. With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(a) designate additional business criteria on which the performance goals may be based; or

(b) adjust, modify or amend the aforementioned business criteria.

ACADIA HEALTHCARE COMPANY, INC.

C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS

PO BOX 1342

BRENTWOOD, NY 11717

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		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
1.	Election of Directors
Nominees
01 William F. Grieco 02 Joey A. Jacobs 03 Reeve B. Waud
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.					The Board of Directors recommends you vote AGAINST proposals 5 and 6.
		For	Against	Abstain			For	Against	Abstain
2	Approve an amendment to the Company’s Incentive Compensation Plan to increase shares authorized under the plan and make clarifying changes.	☐	☐	☐	5	Consider and act on a stockholder proposal to adopt a majority voting standard in uncontested director elections.	☐	☐	☐
3	Advisory vote on the compensation of the Company’s named executive officers as presented in the Proxy Statement.	☐	☐	☐	6	Consider and act on a stockholder proposal related to sustainability reporting.	☐	☐	☐
4	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐	NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
For address change/comments, mark here.				☐
(see reverse for instructions)
		Yes	No
Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

ACADIA HEALTHCARE COMPANY, INC.

REVOCABLE PROXY

2016 ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 19, 2016: The Notice & Proxy Statement and the Company’s 2015 Annual Report to Stockholders are available at www.proxyvote.com.

The undersigned hereby appoints Brent Turner and Christopher L. Howard, and either of them, as proxies, with full power of substitution and resubstitution, to vote all of the shares of Common Stock that the undersigned is entitled to vote at the annual meeting of stockholders of Acadia Healthcare Company, Inc., to be held at 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067, on Thursday, May 19, 2016, at 9:30 a.m. (Central Time), and at any adjournment thereof.

This proxy is being solicited by the Board of Directors and will be voted as specified. If not otherwise specified, the above named proxies will vote (a) FOR the election as directors of the nominees named on the reverse side, (b) FOR each of proposals 2, 3 and 4 and (c) AGAINST proposals 5 and 6.

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side